STIPULATION AND AGREEMENT OF SETTLEMENT Case No.: 2:25-CV-00777-WBS-JD 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 BETSY C. MANIFOLD (182450) RACHELE R. BYRD (190634) ALEX J. TRAMONTANO (276666) WOLF HALDENSTEIN ADLER FREEMAN & HERZ LLP 750 B Street, Suite 1820 San Diego, CA 92101 Telephone: (619) 239-4599 Facsimile: (619) 234-4599 manifold@whafh.com byrd@whafh.com tramontano@whafh.com Attorneys for Plaintiffs [Additional Counsel on Signature Page] UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF CALIFORNIA In re ORIGIN MATERIALS, INC. STOCKHOLDER DERIVATIVE LITIGATION Case No.: 2:25-CV-00777-WBS-JD STIPULATION AND AGREEMENT OF SETTLEMENT This Stipulation and Agreement of Settlement (the “Stipulation”) dated October 17, 2025, is entered into by and among the following Parties (defined herein) by and through their respective counsel: (i) plaintiffs Thomas Kaspar (“Kaspar”) and Travis Tanasse (“Tanasse,” together with Kaspar, “Plaintiffs”) in the above-captioned shareholder derivative action (the “Action”) brought on behalf of nominal defendant Origin Materials, Inc. (“Origin” or the “Company”); (ii) stockholder Randell Yaden (“Yaden,” together with Plaintiffs, “Settling Stockholders”) who served a litigation demand on behalf of the Origin, dated March 4, 2025, on the Company’s Board of Directors (the “Demand” and, together with the Action, the “Derivative Matters”); (iii) individual defendants John Bissell, Pia Heidenmark Cook, Kathleen B. Fish, William Harvey, Craig A. Rogerson, Jim Stephanou, R. Tony Tripeny, Rich Riley, Karen Richardson, Benno O. Dorer, and Charles Drucker (collectively referred to herein as the “Individual Defendants”); and (iv) nominal defendant Origin (together with the Individual Defendants, “Defendants”) (Settling Exhibit 99.2

STIPULATION AND AGREEMENT OF SETTLEMENT 2 Case No.: 2:25-CV-00777-WBS-JD 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 Stockholders and Defendants are collectively referred to herein as the “Settling Parties”). This Stipulation is intended by the Settling Parties to fully, finally, and forever resolve, discharge and settle the Released Claims (as defined in paragraph 1.20 below), subject to approval of the United States District Court for the Eastern District of California (the “Court”).1 I. FACTUAL AND PROCEDURAL BACKGROUND Origin is a Delaware corporation, headquartered in West Sacramento, California, specializing in developing and commercializing sustainable materials to replace traditional petroleum-based materials used in various industries. The Company utilizes a proprietary technology to convert biomass into environmentally friendly alternatives to conventional plastics for use in food and beverage packaging, textiles, adhesives, and other applications. ¶ 2.2 The Derivative Matters arise from, inter alia, allegations that the Individual Defendants breached their fiduciary duties as officers and directors of Origin by making materially and/or permitting the issuance of materially false and misleading statements and failing to disclose that the Company was experiencing purported operational issues and delays in the planned buildout and intended use of two manufacturing plants, Origin 1 and Origin 2. ¶¶ 5, 141. A. The Demand On March 4, 2025, stockholder Yaden served a Demand on the Company’s Board of Directors (the “Board”) alleging claims based, inter alia, on the failure to disclose various purported operational issues and the statements regarding Origin 1 and Origin 2. Following this, Counsel for Stockholder and Defendants executed a stipulation to stay the Demand on May 6, 2025. 1 Capitalized words or terms used herein, unless otherwise defined, shall have the meanings ascribed to them in Section V.1. herein titled “Definitions.” 2 “¶__” refers to paragraphs of the Complaint in Kaspar v. Bissell, et al., Case No. 2:25-cv- 00777-WBS-JDP (E.D. Cal.), ECF No. 1.

STIPULATION AND AGREEMENT OF SETTLEMENT 3 Case No.: 2:25-CV-00777-WBS-JD 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 B. The Actions On March 7, 2025, Plaintiff Kaspar filed a Verified Shareholder Derivative Complaint against the Individual Defendants (the “Kaspar Action”), asserting claims for breach of fiduciary duty, aiding and abetting breach of fiduciary duty, unjust enrichment, abuse of control, waste of corporate assets, and violations of Section 14(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) in connection with an alleged failure to disclose various purported operational issues and the statements concerning Origin 1 and Origin 2. ¶¶ 172-201. On March 10, 2025, Plaintiff Tanasse filed a Verified Shareholder Derivative Complaint against the Individual Defendants (the “Tanasse Action”), asserting claims for breach of fiduciary duties, unjust enrichment, waste of corporate assets, and violations of Section 14(a) of the Exchange Act in connection the statements concerning Origin 1 and Origin 2. The Court related the cases and reassigned the Kaspar and Tanasse Actions to Senior District Judge William B. Shubb and Magistrate Judge Jeremy D. Peterson. ECF No. 16. On June 6, 2025, the Court consolidated the Kaspar and Tanasse Actions, appointed Rigrodsky Law, P.A. and Kuehn Law, PLLC as Co-Lead Counsel for Plaintiffs in the consolidated action, and stayed the consolidated action pending a final decision on any summary judgment motion filed by the defendants in In re Origin Materials, Inc. Securities Litigation, Case No. 2:23-cv-01816-WBS- JDP (E.D. Cal.) (the “Securities Class Action”), ECF No. 19. C. Settlement Negotiations In or around July 2025, the Settling Parties commenced negotiations regarding a possible resolution of the claims asserted in the Derivative Matters. In connection therewith, the Settling Stockholders reviewed the Company’s existing corporate governance and prepared a settlement demand which was sent to Defendants on July 23, 2025. Thereafter, the Settling Parties engaged in numerous discussions concerning potential resolution of the Derivative Matters, during which Defendants shared certain confidential information concerning the Company’s operations and financial condition with Settling Stockholders’ Counsel. In addition, the Settling Parties exchanged numerous draft settlement

STIPULATION AND AGREEMENT OF SETTLEMENT 4 Case No.: 2:25-CV-00777-WBS-JD 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 proposals informed, in part, by that confidential information. After several weeks of arm’s-length negotiations between counsel, the Settling Parties ultimately reached an agreement to resolve the Derivative Matters (the “Settlement”) through the adoption, implementation, and/or maintenance of corporate governance reforms and cost reduction measures (the “Reforms”) set out in Exhibit A hereto. The Reforms directly address, and seek to remediate, the alleged governance deficiencies that enabled the wrongdoing alleged in the Derivative Matters. If implemented, the Reforms will significantly bolster the Company’s corporate governance policies and practices, substantially enhance the Board’s risk oversight responsibilities and capabilities, and reduce costs for the Company in the near term. Only after agreeing on the Reforms and principal terms of the Settlement did the Settling Parties begin negotiating the attorneys’ fees and expenses to be paid to Settling Stockholders’ Counsel in consideration of the substantial benefits achieved for the Company and its current stockholders through the pendency, prosecution, and settlement of the Derivative Matters and the efforts of counsel for the Settling Stockholders (“Fee and Expense Amount”). After numerous rounds of negotiations, on October 6, 2025, the Settling Parties ultimately agreed to a Fee and Expense Amount in an amount to be approved by the Court but not exceeding $700,000, reflecting the substantial benefits achieved for the Company and its current stockholders through the Derivative Matters. II. SETTLING STOCKHOLDERS’ CLAIMS AND THE BENEFITS OF SETTLEMENT Settling Stockholders and Settling Stockholders’ Counsel believe that the claims asserted in the Derivative Matters have merit, however, they recognize and acknowledge the expense and delay that would result from further litigation to prosecute the Derivative Matters through trial and any possible appeals. Settling Stockholders and Settling Stockholders’ Counsel have also taken into account the risk and uncertainty inherent in all litigation, especially in complex shareholder derivative litigation. Balancing the significant and immediate benefits provided by the Settlement against the speculative possibility that further litigation may result in a one-time

STIPULATION AND AGREEMENT OF SETTLEMENT 5 Case No.: 2:25-CV-00777-WBS-JD 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 monetary payment to the Company of uncertain value, as well as the real risk that Company could recover nothing at all, after significant additional costs, delay, and disruption to the Company, Settling Stockholders and Settling Stockholders’ Counsel have determined that the Settlement is in the best interests of Origin and Current Origin Stockholders. III. DEFENDANTS’ DENIAL OF WRONGDOING AND LIABILITY Each Individual Defendant has denied and continues to deny that he or she has committed or attempted to commit any violations of law, any breaches of fiduciary duty owed to Origin, or any wrongdoing whatsoever, and expressly maintains, that at all relevant times, he or she acted in good faith and in a manner that he or she reasonably believed to be in the best interests of the Company and its stockholders. Defendants further deny that the Settling Stockholders, the Company, or its stockholders suffered any damage or were harmed as a result of any act, omission, or conduct by the Individual Defendants as alleged in the Derivative Matters or otherwise. Defendants further assert, among other things, that the Settling Stockholders lack standing to litigate derivatively on behalf of the Company because the Settling Stockholders have not yet pleaded, and cannot properly plead, that a demand on the Board would be futile. Nonetheless, Defendants believe that the Settlement is in the best interests of the Company, its stockholders, and its employees. Defendants have also taken into account the expense, uncertainty, and risks inherent in any litigation, especially in complex cases like the Derivative Matters or other shareholder derivative action(s) or books and records actions, and that the Settlement would, among other things: (a) bring to an end the expenses, burdens, and uncertainties associated with the continued litigation of the claims asserted in the Derivative Matters; (b) put to rest those claims and the underlying Derivative Matters; and (c) avoid disruption of the Individual Defendants’ duties or the Company’s operations due to the pendency and defense of the Derivative Matters. Therefore, Defendants have determined that it is desirable and beneficial that the Derivative Matters, and all of the Settling Parties’ disputes related thereto, be fully and finally settled in the manner and upon the terms and conditions set forth in this Stipulation. Pursuant to the terms set forth below, this Stipulation (including all of the Exhibits

STIPULATION AND AGREEMENT OF SETTLEMENT 6 Case No.: 2:25-CV-00777-WBS-JD 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 hereto) shall in no event be construed as or deemed to be evidence of an admission or concession by Defendants with respect to any claim of fault, liability, wrongdoing, or damage whatsoever. Each Individual Defendant has further asserted, and continues to assert, that at all material times, the Individual Defendant acted in good faith and in a manner that she or he reasonably believed to be in the best interests of the Company and its stockholders. IV. INDEPENDENT BOARD APPROVAL OF THE SETTLEMENT Origin’s Board of Directors (the “Board”), including each of the independent, nondefendant members of the Board, advised by counsel and acting by unanimous resolution and in exercise of their business judgment, acknowledges that the Settlement confers substantial benefits upon the Company and its stockholders and that the adoption, implementation, and maintenance of the Reforms are in the best interests of the Company and its stockholders. V. TERMS OF STIPULATION AND AGREEMENT OF SETTLEMENT NOW, THEREFORE, IT IS HEREBY STIPULATED AND AGREED, by and among the Settling Parties to this Stipulation, subject to approval of the Court, in consideration of the benefits flowing to the Settling Parties from the Settlement set forth herein, the Derivative Matters shall be fully, finally and forever compromised, settled, discharged, relinquished and released, that the Released Claims (as defined in paragraph 1.20 below) shall be released, that the Demand shall be withdrawn, and that the Action shall be dismissed with prejudice, upon and subject to the following terms and conditions, and further subject to the approval of the Court. 1. Definitions As used in this Stipulation, the following terms have the meanings specified below: 1.1. “Action” means the above-captioned shareholder derivative action filed in this Court. 1.2. “Board” means the board of directors of Origin Materials, Inc. 1.3. “Court” means the United States District Court for the Eastern District of California. 1.4. “Co-Lead Counsel” means Rigrodsky Law, P.A. and Kuehn Law, PLLC.

STIPULATION AND AGREEMENT OF SETTLEMENT 7 Case No.: 2:25-CV-00777-WBS-JD 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 1.5. “Current Origin Stockholder(s)” means any and all individuals or entities who are record or beneficial owners of Origin common stock as of the date of the execution of this Stipulation and who continue to hold their Origin common stock as of the date of the Settlement Hearing. 1.6. “Defendants” means the Individual Defendants and Origin. 1.7. “Defendants’ Counsel” means Freshfields US LLP. 1.8. “Demand” means the litigation demand served on the Company’s Board on March 4, 2025 by stockholder Randell Yaden. 1.9. “Derivative Matters” means, collectively, the Action and the Demand. 1.10. “Effective Date” means the date by which all of the events and conditions specified in Paragraph 10.1 herein have been met and have occurred. 1.11. “Fee and Expense Amount” means any fee and expense award issued by the Court. 1.10. “Final Approval” means the time when an Order and Final Judgment that has not been reversed, vacated, or modified in any way is no longer subject to appellate review, either because of disposition on appeal and conclusion of the appellate process (including potential writ proceedings) or because of passage, without action, of time for seeking appellate or writ review. More specifically, it means the later of: (a) the expiration of the time for the filing or noticing of an appeal, petition for review, or motion for re-argument or rehearing from the Order and Final Judgment approving the Settlement; (b) the date of final affirmance of the Order and Final Judgment on any appeal, petition for review, or re-argument or rehearing; or (c) the final dismissal of any appeal or petition for review. For purposes of this paragraph, an “appeal” shall not include any appeal challenging the award of the Fee and Expense Amount or any Service Award. Any proceeding or order, or any appeal or petition for a writ of certiorari pertaining solely to any Fee and Expense Amount or any Service Award, shall not in any way delay or preclude the Order and Final Judgment from reaching Final Approval. Any reference to the “Finality” of the Settlement shall incorporate the definition of Final in this paragraph.

STIPULATION AND AGREEMENT OF SETTLEMENT 8 Case No.: 2:25-CV-00777-WBS-JD 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 1.11. “Individual Defendants” means John Bissell, Pia Heidenmark Cook, Kathleen B. Fish, William Harvey, Craig A. Rogerson, Jim Stephanou, R. Tony Tripeny, Rich Riley, Karen Richardson, Benno O. Dorer, and Charles Drucker. 1.12. “Notice” means the notice of the Settlement substantially in the form attached hereto as Exhibit C. 1.13. “Order and Final Judgment” means the order to be entered by the Court substantially in the form attached hereto as Exhibit D. 1.14. “Origin” or the “Company” means Origin Materials, Inc. 1.15. “Person(s)” means an individual, corporation, limited liability corporation, professional corporation, partnership, limited partnership, limited liability partnership, association, joint stock company, estate, legal representative, trust, unincorporated association, government or any political subdivision or agency thereof, or any business or legal entity, and each of their spouses, heirs, predecessors, successors, representatives, or assignees. 1.16. “Plaintiffs” means Thomas Kaspar and Travis Tanasse. 1.17. “Preliminary Approval Order” means the order of the Court preliminarily approving the Settlement substantially in the form attached hereto as Exhibit B. 1.18. “Reforms” means the corporate governance reforms to be implemented and/or maintained by the Company and its Board as a result of this Settlement, attached hereto as Exhibit A. 1.19. “Released Defendant Claims” means any and all claims, rights, demands, obligations, controversies, debts, damages, losses, causes of action, and liabilities of any kind or nature whatsoever, whether in law or equity, including both known claims and Unknown Claims, suspected or unsuspected, accrued or unaccrued, that Defendants have or could have asserted against the Settling Stockholders or their counsel, arising out of the institution, prosecution, or settlement of the claims asserted against Defendants in any of the Derivative Matters that Defendants (i) asserted in any of the Derivative Matters, or (ii) could have asserted in any of the Derivative Matters, or in any other forum that arise out of, relate to, or are based upon, any of the

STIPULATION AND AGREEMENT OF SETTLEMENT 9 Case No.: 2:25-CV-00777-WBS-JD 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 allegations, transactions, facts, matters, events, disclosures, non-disclosures, occurrences, representations, statements, acts or omissions, alleged or referred to in any of the Derivative Matters; provided, however, that the Released Defendant Claims shall not include (i) the class claims asserted in the pending stockholder class action captioned In re Origin Materials, Inc. Securities Litigation, 2:23-cv-01816-WBS-JDP (E.D. Cal. August 25, 2023), or any other direct claim for violations of the federal securities laws, (ii) any claims relating to the enforcement of the Settlement or this Stipulation, (iii) any claims by Defendants relating to insurance coverage or the right to indemnification, or (iv) any claims that arise out of or are based upon any conduct of the Settling Stockholders after the Effective Date. 1.20. “Released Claim(s)” means any and all Released Defendant Claims or Released Stockholder Claims; provided, however, for the avoidance of doubt, that Released Claims shall not include any claims relating to the enforcement of this Stipulation or Settlement or any claims by Origin or the Individual Defendants for insurance coverage or any claims by the Individual Defendants for indemnification or advancement. 1.21. “Released Stockholder Claims” means any and all claims, rights, demands, obligations, controversies, debts, disputes, damages, losses, actions, causes of action, sums of money due, judgments, suits, amounts, matters, issues, liabilities, and charges of any kind or nature whatsoever (including, but not limited to, any claims for interest, attorneys’ fees, expert or consulting fees, and any other costs, expenses, amounts, or liabilities whatsoever), and claims for relief of every nature and description whatsoever, whether in law or equity, including both known claims and Unknown Claims, suspected or unsuspected, accrued or unaccrued, fixed or contingent, liquidated or unliquidated, matured or unmatured, foreseen or unforeseen, whether arising under federal or state statutory or common law, or any other law, rule, or regulation, whether foreign or domestic, that Origin, the Settling Stockholders derivatively on behalf of Origin, or any Origin stockholder derivatively on behalf of Origin (i) asserted in any of the Derivative Matters, or (ii) could have asserted in any court, tribunal, forum, or proceeding, under the laws of any jurisdiction, arising out of, relating to, or based upon the facts, allegations, events,

STIPULATION AND AGREEMENT OF SETTLEMENT 10 Case No.: 2:25-CV-00777-WBS-JD 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 disclosures, non-disclosures, occurrences, representations, statements, matters, transactions, conduct, actions, failures to act, omissions, or circumstances that were alleged or referred to in any of the Derivative Matters, regardless of the jurisdiction in which such facts, allegations, events, disclosures, non-disclosures, occurrences, representations, statements, matters, transactions, conduct, actions, failures to act, omissions, or circumstances were or could have been alleged or where such facts, allegations, events, disclosures, non-disclosures, occurrences, representations, statements, matters, transactions, conduct, actions, failures to act, omissions, or circumstances had impact; provided, however, that the Released Stockholder Claims shall not include (i) the class claims asserted in the pending stockholder class action captioned In re Origin Materials, Inc. Securities Litigation, 2:23-cv-01816-WBS-JDP (E.D. Cal. August 25, 2023), or any other direct claim for violations of the federal securities laws, (ii) any claims relating to the enforcement of the Settlement or this Stipulation, or (iii) any claims that arise out of or are based upon any conduct of Defendants after the Effective Date. 1.22. “Securities Class Action” means the case captioned: In re Origin Materials, Inc. Securities Litig., Case No. 2:23-cv-01816-WBS-JDP (E.D. Cal.). 1.23. “Service Award” means any service award issued to Settling Stockholders. 1.24. “Settlement” means the settlement contemplated by this Stipulation. 1.25. “Settlement Hearing” means a hearing to be held by the Court to consider whether to enter the Order and Final Judgment. 1.26. “Settling Parties” means, collectively, Settling Stockholders and Defendants. 1.27. “Settling Stockholders” means Plaintiffs along with Stockholder Randell Yaden. 1.28. “Settling Stockholders’ Counsel” means Co-Lead Counsel and Gainey McKenna & Egleston. 1.29. “Stipulation” means this Stipulation and Agreement of Settlement, including the exhibit attached hereto, dated October 17, 2025. 1.30. “Unknown Claims” means any and all Released Defendant Claims or Released Stockholder Claims that any of the Settling Parties or any Origin stockholder does not know or

STIPULATION AND AGREEMENT OF SETTLEMENT 11 Case No.: 2:25-CV-00777-WBS-JD 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 suspect to exist in his, her, or its favor at the time of the release of such claims, including claims which, if known by him, her, or it, might have affected his, her, or its decision to settle or the terms of his, her, or its settlement with and releases provided to the other Settling Parties, or might have affected his, her, or its decision not to object to this Settlement. With respect to any and all Released Claims, the Settling Parties stipulate and agree that, upon the Effective Date, the Settling Parties shall expressly waive, and, with respect to Released Stockholder Claims that could have been asserted derivatively on behalf of the Company, all other Origin stockholders by operation of the Judgment shall have expressly waived, the provisions, rights, and benefits of California Civil Code § 1542, or any other law of the United States or any state or territory of the United States, or principle of common law that is similar, comparable, or equivalent to Section 1542, which provides: A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY. The Settling Parties and each Origin stockholder may hereafter discover facts in addition to or different from those which he, she, or it now knows or believes to be true with respect to the subject matter of the Released Claims, known or unknown, suspected or unsuspected, contingent or non-contingent, whether or not concealed or hidden, which now exist, or heretofore have existed upon any theory of law or equity now existing or coming into existence in the future, including, but not limited to, conduct which is negligent, intentional, with or without malice, or a breach of any duty, law or rule, but the Settling Parties and each Origin stockholder shall expressly, fully, finally and forever settle and release, and upon the Effective Date and by operation of the Judgment shall have settled and released, fully, finally, and forever, any and all Released Claims as applicable without regard to the subsequent discovery or existence of such

STIPULATION AND AGREEMENT OF SETTLEMENT 12 Case No.: 2:25-CV-00777-WBS-JD 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 different or additional facts. The Settling Parties acknowledge, and the Origin stockholders shall be deemed by operation of the Judgment to have acknowledged, that the foregoing waiver was separately bargained for and is a key element of the Settlement of which this release is a part. 2. Releases 2.1. In connection with the execution of the Stipulation, the Settling Parties agree that upon Effective Date, the Settling Stockholders (acting on their own behalf and derivatively on behalf of Origin), Origin, and any Person acting derivatively on behalf of Origin shall be deemed to have, and by operation of the Order and Final Judgment to be rendered by the Court shall have, fully, finally, and forever released, relinquished, discharged and dismissed with prejudice the Released Stockholder Claims (including Unknown Claims) against Defendants, regardless of the jurisdiction in which such claims were or could have been alleged or where the claims had impact. 2.2. The Settling Parties further agree that upon the Effective Date, the Settling Stockholders (acting on their own behalf and, in some cases, derivatively on behalf of Origin), Origin, and any Person acting derivatively on behalf of Origin, shall be forever barred and enjoined from asserting, commencing, instituting, or prosecuting any of the Released Stockholder Claims against any Defendants, regardless of the jurisdiction in which such claims were or could have been alleged or where the claims had impact. 2.3. The Settling Parties further agree that upon the Effective Date, each of the Individual Defendants and Origin shall be deemed to have, and by operation of the Order and Final Judgment shall have, fully, finally, and forever released, relinquished, and discharged the Released Defendant Claims (including Unknown Claims) against the Settling Stockholders, and shall be forever barred and enjoined from asserting any Released Defendant Claims against any Settling Stockholders. 2.4. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation. 2.5. With respect to any other action that is later filed in any state or federal court asserting claims that are related to the subject matter of the Derivative Matters prior to final Court

STIPULATION AND AGREEMENT OF SETTLEMENT 13 Case No.: 2:25-CV-00777-WBS-JD 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 approval of the Settlement, Settling Stockholders shall provide supporting documentation as is reasonably requested by Defendants in order to obtain the dismissal, stay, or withdrawal of such related litigation, including where appropriate joining in any motion to dismiss or stay such litigation. 3. Settlement Consideration 3.1. As a direct result of Settling Stockholders’ investigation, initiation, and litigation of the Derivative Matters, in consideration for the full Settlement and release of the Released Claims, and upon Court approval of the Settlement, Origin shall adopt or maintain (to the extent already implemented) the Reforms, the corporate governance and compliance measures set forth in Exhibit A hereto. 3.2. The Reforms shall remain in effect for a period of no less than three (3) years from the date of adoption. 3.3. In further consideration for the full Settlement and release of the Released Claims, Defendants agree that the pendency, prosecution, and settlement of the Derivative Matters and the efforts of Settling Stockholders’ Counsel were a material and substantial cause of adoption and implementation of the Reforms which confer substantial benefits on Origin and its stockholders. 3.4. The Board also acknowledges that the Reforms confer substantial benefits upon the Company and its stockholders and that the adoption, implementation, and maintenance of the Reforms are in the best interests of the Company and its stockholders. 4. Attorneys’ Fees and Reimbursement of Expenses for Settling Stockholders’ Counsel 4.1. After negotiation of the principal terms of the Settlement, including the Reforms set forth in Exhibit A, the Settling Parties commenced negotiations regarding attorneys’ fees and reimbursement of expenses to be paid to Settling Stockholders’ Counsel by Origin and/or its insurance carrier(s) in consideration of the substantial benefits conferred upon Origin and its current stockholders by the Settlement. The Settling Parties agree that the Settling Stockholders’

STIPULATION AND AGREEMENT OF SETTLEMENT 14 Case No.: 2:25-CV-00777-WBS-JD 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 Counsel are entitled to a Fee and Expanse Amount, comprised of reasonable attorneys’ fees and reimbursement of expenses, in an amount set by the Court but not exceeding $700,000, subject to the approval of the Court. 4.2. The Court will consider and rule upon the fairness, reasonableness, and adequacy of the proposed Settlement independently of Settling Stockholders’ Counsel’s proposed Fee and Expense Amount. The declination of the Court to approve the proposed Fee and Expense Amount, in whole or in part, shall have no effect on the validity of the Settlement or delay the enforceability of the Settlement, and final resolution by the Court of the proposed Fee and Expense Amount shall not be a precondition to the dismissal with prejudice of the Action or the withdrawal of the Demand. Any orders or proceedings relating to any request for a Fee and Expense Amount, or any appeal from any order or proceedings relating thereto, shall not provide any of the Settling Parties with the right to terminate the Settlement, affect the validity or Finality of the Settlement, operate to terminate or cancel the Stipulation, and/or affect or delay either the Effective Date or the Finality of the Order and Final Judgment approving the Settlement. 4.3. In full and final settlement of the claims asserted in the Derivative Matters against Defendants and in consideration of the releases specified herein, Origin shall cause to be paid the Fee and Expense Amount into an escrow account designated by Settling Stockholders’ Counsel3 within thirty (30) days of the later of: (i) the entry of an order from the Court preliminarily approving the Settlement, and (ii) the date on which Settling Stockholders’ Counsel provide sufficient written payment instructions, including wire transfer information and a W-9, to Defendants’ Counsel. The Fee and Expense Amount shall be releasable to Settling Stockholders’ Counsel immediately upon entry of an order granting Final Approval of the Settlement and approving the Fee and Expense Amount, notwithstanding any collateral attacks on any aspect of the Settlement, including without limitation, any objections or appeals. In the event the 3 For the avoidance of doubt, the escrow account and all funds held in the escrow account shall be deemed to be owned by, and in the custody of, Settling Stockholders’ Counsel until such time as the funds shall be disbursed pursuant to this Stipulation or further order of the Court.

STIPULATION AND AGREEMENT OF SETTLEMENT 15 Case No.: 2:25-CV-00777-WBS-JD 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 Settlement is not approved, or is terminated, cancelled, or fails to become effective for any reason, including, without limitation, in the event the Order and Final Judgment is reversed or vacated, within ten (10) days after written notification is sent by Defendants’ Counsel, Settling Stockholders’ Counsel shall refund the Fee and Expense Amount by wire transfer in accordance with the instructions to be provided by Defendants’ counsel. Neither Origin nor any other Settling Party shall have any obligations with respect to Settling Stockholders’ Counsel’s fees and/or expenses beyond the Fee and Expense Amount. 4.4. Settling Stockholders may seek the Court’s approval of reasonable Service Awards of up to $5,000.00 each, to be paid from the Fee and Expense Amount, and Defendants shall not oppose any such request. The declination of the Court to approve any Service Awards, in whole or in part, shall have no effect on the validity of the Settlement or delay the enforceability of the Settlement, and final resolution by the Court of a Service Award request shall not be a precondition to the dismissal with prejudice of the Action or the withdrawal of the Demand. Any orders or proceedings relating to any request for a Service Award, or any appeal from any order or proceedings relating thereto, shall not provide any of the Settling Parties with the right to terminate the Settlement, affect the validity or Finality of the Settlement, operate to terminate or cancel the Stipulation, and/or affect or delay either the Effective Date or the Finality of the Order and Final Judgment approving the Settlement. 4.5. Settling Stockholders’ Counsel shall allocate the Fee and Expense Amount as agreed among themselves. The Defendants shall play no role in the allocation of the Fee and Expense Amount among Settling Stockholders’ Counsel. If a dispute arises among Settling Stockholders’ Counsel regarding the proposed allocation of the Fee and Expense Amount, then Settling Stockholders’ Counsel agree to mediate such dispute before a mediator that is mutually agreeable to Settling Stockholders’ Counsel (the “Mediator”) pursuant to expedited arbitral procedures, as determined by the Mediator. The costs of any such allocation, mediation or arbitration shall be borne solely by Settling Stockholders’ Counsel and allocated by agreement or as finally determined by the Mediator.

STIPULATION AND AGREEMENT OF SETTLEMENT 16 Case No.: 2:25-CV-00777-WBS-JD 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 5. Notice 5.1. Within fourteen (14) days after the Court’s entry of the Preliminary Approval Order, notice of the Settlement shall be provided through: (i) the filing of a Current Report on Form 8-K with the SEC by the Company, which shall include as attachments the approved Notice, Stipulation, and exhibits thereto; (ii) the publication of the Notice one time in PR Newswire or a similar press release service; and (iii) the posting of the Notice, Stipulation and exhibits thereto on the Investor Relations portion of the Company’s website through the date of the Settlement Hearing. 5.2. The Company and/or its insurer(s) shall pay for all costs associated with this notice program or any other form and manner of notice required by the Court. The Settling Parties believe the content and manner of the Notice, as set forth in these paragraphs, constitutes adequate and reasonable notice of the Settlement to all persons entitled to receive such notice pursuant to applicable law, including Rule 23.1 of the Federal Rules of Civil Procedure, and due process. 5.3. Defendants’ Counsel shall file with the Court an appropriate affidavit with respect to compliance with the requirements for the dissemination of notice set forth in the foregoing paragraphs, at least seven (7) days before the Court holds the Settlement Hearing. 6. Stay of Proceedings 6.1. Pending Final Approval of the Settlement by the Court, the Settling Parties agree to continue the stay of the Derivative Matters, Settling Stockholders and Settling Stockholders’ Counsel agree to cease any and all litigation activity for the Derivative Matters, and Settling Stockholders and Settling Stockholders’ Counsel agree not to initiate any other proceedings related to the Derivative Matters other than those incident to the Settlement itself including to seek approval of the Settlement from the Court and to request jointly a continuance of any other deadlines or filing requirements, as necessary. 6.2. Prior to a decision regarding Final Approval of the Settlement by the Court, Settling Stockholders, Current Origin Stockholders, and any other Person who acts or purports to act on their behalf, are barred and enjoined from filing, commencing, prosecuting, intervening in,

STIPULATION AND AGREEMENT OF SETTLEMENT 17 Case No.: 2:25-CV-00777-WBS-JD 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 participating in, or receiving any benefits or other relief from any other lawsuit, arbitration, or administrative, regulatory, or other proceeding (including a motion or complaint in intervention in any such action or proceeding if the person or entity filing such motion or complaint in intervention purports to be acting as, on behalf of, for the benefit of, or derivatively for any of the above persons or entities) or order, in any jurisdiction or forum, as to the Defendants based on or relating in any way to the Released Claims. 7. Submission and Application to the Court As soon as reasonably practicable after this Stipulation has been executed, Settling Stockholders shall move the Court for Preliminary Approval of the Settlement and entry of a Preliminary Approval Order, substantially in the form attached hereto as Exhibit B, establishing the procedure for the approval of the Notice to Current Origin Stockholders, substantially in the form attached hereto as Exhibit C. 8. Order and Final Judgment 8.1. If the Settlement (including any modifications thereto made with the consent of the Settling Parties as provided for herein) is approved by the Court following the Settlement Hearing as fair, reasonable, and adequate and in the best interests of Origin, the Settling Parties shall jointly request that the Court enter the Order and Final Judgment substantially in the form attached hereto as Exhibit D. 8.2. The Order and Final Judgment shall, among other things, provide for full and complete dismissal of the Action with prejudice, the withdrawal of the Demand, approval of the Settlement, and release of the Released Claims. 9. Cooperation 9.1. The Settling Parties (i) acknowledge that it is their intent to consummate the Settlement; and (ii) agree to act in good faith and cooperate to take all reasonable and necessary steps to expeditiously implement the terms and conditions of the Settlement set forth in this Stipulation.

STIPULATION AND AGREEMENT OF SETTLEMENT 18 Case No.: 2:25-CV-00777-WBS-JD 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 9.2. The Settling Parties and their respective counsel agree to cooperate fully with one another in seeking the Court’s approval of the Settlement, and to use their best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things reasonably necessary, proper, or advisable under applicable laws, regulations, and agreements to obtain the Court’s approval of the Settlement, consummate and make effective, as promptly as practicable, this Stipulation and the Settlement provided for hereunder (including, but not limited to, using their best efforts to resolve any objections raised to the Settlement) and the dismissal of the Action with prejudice and withdrawal of the Demand without costs, fees or expenses to any Settling Party (except as provided for herein). 9.3. Without further order of the Court, the Settling Parties may agree to reasonable extensions of time not expressly set forth by the Court in order to carry out any provisions of this Stipulation. 9.4. In the event that any other disputes arise, prior to the time that Order and Final Judgment is entered by the Court, that are related to the terms of this Stipulation, any of its exhibits, or the Settlement more generally, or the presentation of the Settlement to the Court for approval, such disputes will be resolved by Robert A. Meyer, Esq., first by way of mediation, and, if unsuccessful, then by way of final, binding, non-appealable arbitration. 10. Conditions of Settlement 10.1. The Effective Date of the Settlement shall be the date on which all of the following events have occurred: (i) entry by the Court of an Order and Final Judgment substantially in the form attached hereto as Exhibit D, approving the proposed Settlement and dismissing the Action with prejudice without the award of any damages, costs, fees or the grant of any further relief except for an award of fees and expenses to Settling Stockholders’ Counsel that the Court may make as contemplated herein; and (ii) Final Approval of the Settlement. 10.2. This Stipulation shall be null and void and of no force and effect if the Settlement does not obtain Final Approval for any reason. In such event, this Stipulation shall not be deemed to prejudice in any way the respective positions of the Settling Parties with respect to the

STIPULATION AND AGREEMENT OF SETTLEMENT 19 Case No.: 2:25-CV-00777-WBS-JD 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 Derivative Matters or to entitle any Settling Party to the recovery of costs and expenses incurred in connection with the intended implementation of the Settlement, including any costs related to providing notice to Current Origin Stockholders (as set forth in paragraph 5.1), to the extent such costs have already been incurred by Origin or its insurance carrier(s). 10.3. In the event that the proposed Settlement is rendered null and void for any reason, the existence of or the provisions contained in this Stipulation or any other document relating to the terms of the proposed Settlement shall not be deemed to prejudice in any way the respective positions of the Settling Parties with respect to the Derivative Matters; nor shall they be deemed a presumption, a concession, or an admission by the Settling Parties of any fault, liability, wrongdoing or damages whatsoever as to any facts, claims or defenses that have been or could have been alleged or asserted in the Derivative Matters, or any other action or proceeding or each thereof; nor shall they be interpreted, construed, deemed, invoked, offered, or received in evidence or otherwise used by any person in the Derivative Matters, or in any other action or proceeding. 11. Warranty and Non-Assignment of Claims Settling Stockholders and Settling Stockholders’ Counsel represent and warrant that Settling Stockholders are Current Origin Stockholders and that none of Released Defendants’ Claims have been assigned, encumbered, or in any manner transferred in whole or in part, and that neither Settling Stockholders and Settling Stockholders’ Counsel will attempt to assign, encumber, or in any way transfer, in whole or in part, any of Released Defendants’ Claims. 12. Stipulation Not an Admission 12.1 The Settling Parties intend this Settlement to be a final and complete resolution of all disputes between them arising out of, based upon, or related to the Derivative Matters and the Released Claims. Neither this Stipulation nor the Settlement, nor any act or omission taken in connection with this Stipulation or the Settlement, is intended or shall be deemed to be a presumption, concession or admission by: (a) any of Defendants as to the validity of any claims, causes of action or other issues that were or could have been raised in the Derivative Matters or

STIPULATION AND AGREEMENT OF SETTLEMENT 20 Case No.: 2:25-CV-00777-WBS-JD 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 in any other litigation, or to be evidence of or constitute an admission of wrongdoing or liability by any of them, and each of them expressly denies any such wrongdoing or liability; or (b) Settling Stockholders as to the lack of merit of any claim or the validity of any defense. Neither this Stipulation, nor the Settlement, nor any agreement concerning the Fee and Expense Amount, nor any act performed or document executed pursuant to or in furtherance of this Stipulation, any agreement concerning the Fee and Expense Amount, or the Settlement, shall be admissible in any proceeding for any purpose, except to enforce the terms of the Settlement, and except that the Settling Parties may file the Stipulation and/or the Order and Final Judgment in any action or proceeding that may be brought against them to support a defense or counterclaim based on principles of res judicata, collateral estoppel, full faith and credit, release, standing, good faith settlement, judgment bar or reduction, or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim. 12.2 Any communications related to the Settlement, their contents or any of the negotiations, statements, or proceedings in connection therewith shall not be offered or admitted in evidence or referred to, interpreted, construed, invoked, or otherwise used by any person for any purpose in the Derivative Matters or otherwise, except as may be necessary to effectuate the Settlement. 12.3 Paragraphs 10.2, 10.3, 12.1, and 12.2 shall remain in full force and effect in the event that the proposed Settlement is terminated or fails to become effective for any reason. 13. No Waiver 13.1 Any failure by any Settling Party to insist upon the strict performance by any other Settling Party of any of the provisions of the Settlement shall not be deemed a waiver of any of the provisions of the Settlement, and such Settling Party shall have the right thereafter to insist upon the strict performance of any and all of the provisions of the Settlement. All waivers must be in writing and signed by the Settling Party against whom the waiver is asserted. 13.2 No waiver, express or implied, by any Settling Party of any breach or default in the performance by any other Settling Party of its obligations pursuant to the Settlement shall be

STIPULATION AND AGREEMENT OF SETTLEMENT 21 Case No.: 2:25-CV-00777-WBS-JD 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 deemed or construed to be a waiver of any other breach, whether prior, subsequent or contemporaneous, under the terms of the Settlement. 14. Breach The Settling Parties agree that in the event of any breach of the Settlement, all of the Settling Parties’ rights and remedies at law, equity, or otherwise, are expressly reserved. 15. Counterparts This Stipulation may be executed in multiple counterparts by any of the signatories hereto, including by facsimile, and as so executed shall constitute one agreement. The Settling Parties agree that signatures submitted through facsimile or by e-mailing .PDF files or signed using DocuSign shall constitute original and valid signatures. A complete set of executed counterparts shall be filed with the Court. 16. Successors and Assigns Except as expressly provided for herein, this Stipulation, and all rights and powers granted hereby, shall be binding upon and inure to the benefit of the Settling Parties and their respective agents, executors, heirs, successors, affiliates and assigns. 17. Jurisdiction Any action related to implementing and enforcing the Settlement shall be filed and litigated exclusively in the Court. Each Settling Party: (i) consents to personal jurisdiction in any such action brought in the Court; (ii) consents to service of process by registered mail (with a copy to be delivered at the time of such mailing to counsel for each Settling Party by electronic mail) upon such Settling Party and/or such Party’s agent for purposes of such action; (iii) waives any objection to venue in the Court and any claim that the Court is an inconvenient forum for such action; and (iv) waives any right to demand a jury trial as to any such action. 18. Miscellaneous 19.1 This Stipulation and the exhibits hereto constitutes the entire agreement among the Settling Parties with respect to the subject matter hereof and supersede any and all prior negotiations, discussions, agreements, or undertakings, whether oral or written, with respect to

STIPULATION AND AGREEMENT OF SETTLEMENT 22 Case No.: 2:25-CV-00777-WBS-JD 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 such matters. The Settling Parties expressly acknowledge that, in entering into this Stipulation, they are not relying upon any statements, representations, or warranties by any Settling Party except as expressly set forth herein. 19.2 This Stipulation supersedes and replaces any prior or contemporaneous writing, statement, or understanding pertaining to the Derivative Matters, and no parol or other evidence may be offered to explain, construe, contradict, or clarify its terms, the intent of the Settling Parties or their counsel, or the circumstances under which the Stipulation was made or executed. 19.3 It is understood by the Settling Parties that except for matters expressly represented herein, the facts or law with respect to which this Stipulation is entered into may turn out to be other than, or different from, the facts now known to each party or believed by such party to be true; each party therefore expressly assumes the risk of facts or law turning out to be different and agrees that this Stipulation shall be in all respects effective and not subject to termination by reason of any such different facts or law. 19.4 The exhibits to the Stipulation are material and integral parts hereof and are fully incorporated herein by reference. 19.5 The headings herein are used for the purpose of convenience only and are not meant to have legal effect. 19.6 The Stipulation may and may be modified or amended only by a writing signed by the signatories hereto, their successors-in-interest, or their representatives. 19.7 This Stipulation shall be deemed drafted equally by all parties hereto. 19.8 The Stipulation and the exhibits attached hereto shall be considered to have been negotiated, executed, and delivered, and to be wholly performed, in the State of Delaware, and the rights and obligations of the Settling Parties to the Stipulation shall be construed and enforced in accordance with, and governed by, the internal, substantive laws of Delaware without giving effect to that State’s choice-of-law principles.

STIPULATION AND AGREEMENT OF SETTLEMENT 23 Case No.: 2:25-CV-00777-WBS-JD 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 19.9 No representations, warranties, or inducements have been made to any of the Settling Parties concerning the Stipulation or its exhibits other than the representations, warranties, and covenants contained and memorialized in such documents. 19.10 The Settling Parties agree that the terms of the Settlement were negotiated in good faith by the Settling Parties. The Settling Parties will request that the Order and Final Judgment contain a finding that during the course of the Derivative Matters, the Settling Parties and their respective undersigned counsel at all times complied with the requirements of Federal Rule of Civil Procedure 11 and all other similar rules of professional conduct. The Settling Parties reserve their right to rebut, in a manner that the parties determine to be appropriate, any contention made in any public forum that the Derivative Matters were brought or defended in bad faith or without a reasonable basis. 19.11 The Settling Parties agree to use their reasonable best efforts to obtain all necessary orders, consents, releases, and approvals to effectuate this Stipulation in a timely and expeditious manner. 19.12 Origin represents and acknowledges that it is receiving consideration through the Stipulation that provides it reasonably equivalent value for the terms and conditions imposed on Origin through the Stipulation, specifically, the release of claims specified herein, and that the Fee and Expense Amount will be paid by the Company’s insurers, not from assets or property of Origin, and not otherwise available to pay any claims or debts of Origin. Origin agrees that this Stipulation is not, and expressly waives any argument that this Stipulation is, an executory contract that could be rejected. 19. Authority The undersigned attorneys represent and warrant that they have the authority from their client(s) to enter into this Stipulation and bind their client(s) thereto. IN WITNESS WHEREOF, the Settling Parties have caused this Stipulation to be executed, by their duly authorized attorneys, dated October 17, 2025.

STIPULATION AND AGREEMENT OF SETTLEMENT 24 Case No.: 2:25-CV-00777-WBS-JD 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 RIGRODSKY LAW, P.A. By: Timothy J. MacFall Samir Aougab 825 East Gate Boulevard, Suite 300 Garden City, NY 11530 Tel: (516) 683-3516 tjm@rl-legal.com sa@rl-legal.com KUEHN LAW, PLLC By: Justin A. Kuehn Molly Brown 53 Hill Street, Suite 605 Southampton, NY 11968 Tel: (833) 672-0814 justin@kuehn.law molly@kuehn.law Co-Lead Counsel for Plaintiffs GAINEY McKENNA & EGLESTON By: Thomas J. McKenna Gregory M. Egleston Christopher M. Brain 260 Madison Avenue, 22nd Floor New York, NY 10016 Telephone: (212) 983-1300 Facsimile: (212) 983-0383 Email: tjmckenna@gme-law.com Email: gegleston@gme-law.com Email: cbrain@gme-law.com Attorneys for Randell Yaden Respectfully submitted, FRESHFIELDS US LLP By: ____________________ Boris Feldman Doru Gavril Carl Hudson Rebecca Lockert 855 Main Street Redwood City, CA 94063 Tel: (650) 618-9250 boris.feldman@freshfields.com doru.gavril@freshfields.com carl.hudson@freshfields.com rebecca.lockert@freshfields.com Attorneys for Defendants Origin Materials, Inc., John Bissell, Pia Heidenmark Cook, Kathleen B. Fish, William Harvey, Craig A. Rogerson, Jim Stephanou, R. Tony Tripeny, Rich Riley, Karen Richardson, Benno O. Dorer, and Charles Drucker

EXHIBIT A

1 1. Duration a. Unless otherwise specified, Origin Materials, Inc. (“Origin” or the “Company”) shall adopt and implement the following governance provisions (the “Reforms”) no later than sixty (60) days after a judgment approving the settlement of the Derivative Action (defined below) is entered by the Court, and after the expiration of the time for any appeals therefrom (“Final Settlement Approval”), and shall maintain such Reforms for a period no less than three years. 2. Updates to the Board’s Oversight Functions a. Any prospective financial guidance to be provided to the market and/or publicly disclosed by the Company, including projected revenue, income, expenses, liabilities, losses, margins, and/or other material information required to be disclosed by the United States Securities and Exchange Commission (the “SEC”) in Origin’s public filings, will be reviewed by the Board (or a committee designated by the Board) prior to disclosure. The Board and/or its designated committee shall review the detailed basis for each element of the financial guidance with the Company’s management and approve the issuance of such financial guidance prior to public dissemination. The Board shall memorialize its approval of the financial guidance prior to its release in the Board’s minutes and in a resolution finding that the guidance has a good faith basis. b. Any and all operational information, including information relating to enterprise risk, as well as projections or non-financial metrics, to be provided to the market, or otherwise publicly disclosed by the Company, will be reviewed by the Board (or a committee designated by the Board) prior to disclosure. The Board and/or its designated committee shall work with management, including with the management-level Disclosure Committee, to review the detailed basis for each element of the operational information and/or projections with the Company’s management and approve the issuance of such operational information, projections, and/or non-financial metrics, prior to public dissemination. The Board shall memorialize its approval of the operational information, projections, and/or non-financial metrics prior to its release in the Board’s minutes and in a resolution finding that the information and guidance have a good faith basis. c. If, subsequent to issuance or public dissemination, the Board becomes aware of information or events that materially affect or alter any financial guidance, operational information, projections, or non-financial metrics provided by the Company, the Board shall ensure that a corrective statement or disclosure is promptly issued and publicly disseminated by the Company. d. The Board, or a committee designated by the Board, will evaluate the internal controls related to the review and approval of material contracts and adopt new policies, if needed. e. Each member of the Board shall attend a National Association of Corporate Directors (“NACD”) Certified Program or similar program(s) within one year after Final Settlement Approval and every three years thereafter. Newly elected

2 Board members must attend a program within one year of joining the Board. 3. Creation of a Board Operational Excellence Committee a. The Company shall establish a Board-level Operational Excellence Committee (the “OEC”). The Company shall adopt a Charter for the OEC, which has been drafted by the parties and which shall be available on the Company’s website. b. The purpose of the OEC is not to overlap with any other Committee of the Board, but instead to ensure that the Company’s manufacturing capabilities and processes conform to its target production goals as expressed in public statements. As part of its evaluation, the OEC will consider the production capabilities of the Company, and/or any of its partners, including the sufficiency of its technological, human labor, and equipment necessary to meet any stated production goals. c. The OEC shall be comprised solely of Independent Directors and persons who have no financial or other material interest in any matter to be reviewed. d. Members of the OEC should each have a background and experience appropriate and applicable to their charged responsibilities. e. The approval of the OEC shall be required prior to, or contemporaneously with, any public statement made or authorized by the Company referencing its production capabilities, goals, or targets. The OEC shall not grant any such approval without first fully considering the Company’s abilities to meet any such goals or targets and determining that any authorized public statement is true and accurate. f. In performing its review, the OEC shall be allowed to retain, at the Company’s expense, industry consultants and outside legal counsel as appropriate. 4. Amendments to Audit Committee Responsibilities a. The Company shall adopt a revised Audit Committee Charter substantially in the form provided in Exhibit B, which the parties have drafted and which materially enhances the Audit Committee’s risk oversight responsibilities. b. The Audit Committee shall also oversee the Chief Compliance Officer’s implementation and/or maintenance of an internal risk training program for all officers, directors, and senior employees of the Company. Such training will include, but not be limited to, regular continuing education with regard to applicable rules and regulations and related changes or trends and identifying and managing risk.

3 5. Maintaining a Management Disclosure Committee a. The Company shall maintain a management-level Disclosure Committee which, in coordination with the Board and/or its designated committee, shall be responsible for ensuring that the Company’s significant public statements, including SEC filings, press releases and other public statements, are reviewed for accuracy, integrity, and compliance with applicable laws and regulations, as well as generally accepted accounting principles (“GAAP”) and non-GAAP requirements, protocols and procedures. b. The Disclosure Committee membership shall be enhanced by the addition of the Chief Executive Officer (“CEO”). In addition, its members will consist of, at least, the Company’s Chief Financial Officer (“CFO”), CCO, and Director of Marketing Communications (or the employee with the most closely analogous role, should the title change). c. The Disclosure Committee shall also be supplemented by a Board Liaison, selected by the Board from among independent directors. The Board Liaison shall participate in Disclosure Committee proceedings at least once a year, in connection with the preparation of the Company’s annual report on SEC Form 10-K, or more frequently, as appropriate. d. The Disclosure Committee shall partner and work with the Company’s officers and heads of functions (including Vice President (“VP”) of Accounting & Finance, Senior Director of Human Resources, VP of Technology, Director of IT, VP of Sales and Business Development, VP of Procurement & Supply Chain, VP of R&D, Director of Product Stewardship & Regulatory, Contracts Manager, and Senior IP Manager), to obtain input and information necessary for the disclosure process. e. The Disclosure Committee shall implement written policies and procedures so as to accomplish its mandate and will report to the Board periodically, and /or as necessary f. In its discretion, the Disclosure Committee may utilize outside counsel and other advisors to assist in its functions, for which counsel and advisors the Company shall pay. g. The Disclosure Committee shall hold regular meetings prior to each annual and quarterly filing required by the Securities Exchange Act of 1934 and ad hoc meetings from time to time as directed by its chairperson. h. The Board shall implement and maintain a Public Statements Policy. Among other things, the purpose of the Public Statements Policy is to avoid the publication of

4 false and/or misleading statements or material omissions by Company officers, directors, and/or employees. The newly established Public Statements Policy shall be disseminated to Company officers, directors, employees, and shareholders and published on the Company’s Investor Relations website. 6. Creation of a Chief Compliance Officer a. The Company shall create the formal executive position of Chief Compliance Officer (“CCO”) who shall be charged with the responsibility of overseeing the Company’s corporate governance policies, fostering a culture of compliance and ethics, maintaining a system for accurate public and internal disclosures, and reporting and investigating compliance and ethics concerns to the Board and/or its designated committee. b. The CCO shall implement and/or maintain a robust internal risk training program for all officers, directors, and senior employees of the Company. Such training will include, but not be limited to, regular continuing education with regard to applicable rules and regulations and related changes or trends and identifying and managing risk. c. The CCO shall ensure that all officers, directors, and senior employees re-certify, on an annual basis, their knowledge and compliance with the Code of Business Conduct and Ethics, and further, to confirm that they are not aware of any acts which they believe are not compliance with this Code and applicable laws and regulations. 7. Creation of a Management Product and Technology Committee a. The Company shall establish a management-level Product and Technology Committee (“PTC”) and adopt a charter formally creating and establishing the responsibilities of the PTC. The PTC will evaluate and assess its Charter and its performance annually or upon the occurrence of certain material events. Any changes to the PTC’s Charter must be approved by a majority vote of the PTC. b. The PTC shall be responsible for overseeing the key technological initiatives, including the design, development, implementation, and maintenance of the Company’s core products, and the remediation of problems, issues, and/or related challenges concerning technological initiatives and core products. c. The PTC shall be composed of, at least the VP of R&D or their functional equivalent, or in the absence of a VP of R&D or functional equivalent, the Chief Technology Officer or their functional equivalent, who shall serve as chair until a successor is appointed, and at least two additional appropriate personnel of the Company, selected by the chair with the advice and input from other functional leaders including the VP of Technology, VP of Manufacturing, and the VP of

5 Sales and Business Development, or their functional equivalents. The members of the PTC shall select a chair, to succeed the VP of R&D or Chief Technology Officer, or their functional equivalents, as applicable. d. The PTC’s responsibilities shall include at least the following: i. Meet with the relevant technology teams at least once quarterly, at which time each team shall report to the PTC on the team’s activities, progress, challenges, and developments as they relate to technology and the products for which funding has been approved. ii. Assist the newly constituted Management-level Disclosure Committee with the review and disclosure of material information concerning the performance, capabilities, or other technical details of the Company’s technology and products to ensure that the Company’s public statements about its products comply with applicable laws and regulations. iii. In the event of a material problem with any of the Company’s technology or products: 1. investigate the facts and circumstances leading to the problem; 2. prepare for distribution to the Board and the OEC a suitable briefing that details the investigative process employed by the PTC, and any remedial measures implemented or to be implemented; and 3. inform and consult with the Disclosure Committee if the problem affects, or is likely to affect, the accuracy of any previous public statement disseminated by the Company. iv. In the performance of its duties and responsibilities, the PTC shall appropriate access to Company books, records, facilities, and personnel. v. The PTC shall meet at least quarterly and additionally as necessary or appropriate, and in particular upon the occurrence of an unusual or material event involving the performance of the Company’s products that may require the filing of a Form 8-K report by the Company. Minutes shall be kept of each meeting of the PTC and shall be made available to the members of the Board upon request. 8. Executive Reports a. At each regularly scheduled Board meeting, the Company’s CFO (or designee) shall provide a written briefing regarding the Company’s financial condition and business prospects, including a discussion of the cause of material increases in expenses and liabilities, if any, or material decreases in revenues and earnings, if

6 any. b. The briefing shall address outstanding financial guidance, the effect of the Company’s current financial condition on any such guidance, and the specific reasons, if applicable, why the Company may fail or has failed to meet such guidance. 9. Cost Reduction Initiatives a. The Board will adopt the following measures designed to minimize costs for the Company in the near term: i. All equity awards to officers previously made in connection with milestones associated with the Origin 2 facility will be canceled within 60 days of the Effective Date, and the Company will ensure they are not offset in other forms of compensation; ii. No equity awards to directors shall be made in connection with milestones associated with the Origin 2 facility for a period of one year after the Effective Date, and the Company will ensure they are not offset in other forms of compensation; iii. The OEC, in coordination with management, will adopt additional cost cutting measures and direct management to implement them, as appropriate, within 60 days of the Effective Date. 10. Updates on Whistleblower Policy a. The Company’s Code of Business Conduct and Ethics provides that the Company does not tolerate retaliation against whistleblowers. To protect and incentivize employees with legitimate concerns regarding the Company’s management, the Board shall require management to maintain a written whistleblower policy (the “Whistleblower Policy”) that will: i. Encourage interested parties to bring forward ethical and legal violations and/or a reasonable belief that ethical and legal violations have occurred to the Audit Committee Chair, the Disclosure Committee, the CCO, Human Resources, the Legal Department, and/or a whistleblower telephone number or website to be established by the Company so that action may be taken to resolve the problem. These complaints shall be reviewed by the CCO and Disclosure Committee and, in the case of complaints raising issues material to the Company’s operations or financial condition, the Audit Committee, in consultation with and under the supervision of the Company’s legal counsel, and presented to the full Board. ii. Effectively communicate that the Company is serious about adherence to

7 its corporate governance policies and that whistleblowing is an important tool in achieving this goal. b. The Whistleblower Policy must require periodic notification to employees, independent contractors, and vendors of the Company of the following: i. Company executives are subject to criminal penalties, including imprisonment, for retaliation against whistleblowers; ii. Whistleblower complaints may be directed to the Audit Committee Chair and the CCO, in addition to the head of Human Resources, the head of the Legal Department, and the whistleblower telephone number or website, and the complaints may be handled by these parties anonymously and, to the extent permitted, in confidence; c. If a whistleblower brings their complaint to an outside regulator or other governmental entity, they will be protected by the terms of the Whistleblower Policy just as if they directed the complaint to the Audit Committee Chair, CCO, Human Resources, Legal Department, and/or the whistleblower phone number or website; d. If an employee is subject to an adverse employment decision as a result of whistleblowing, the employee may file a complaint with the Department of Labor within ninety (90) days of the alleged violation (a failure to report such claims within the 90-day window does not foreclose any other available legal remedy); and e. It is both illegal and against the Company’s policy to discharge, demote, suspend, threaten, retaliate, intimidate, harass, or in any manner discriminate against whistleblowers.

EXHIBIT A-1

1. Origin Materials, Inc. Amended and Restated Charter of the Audit Committee of the Board of Directors Approved by the Board of Directors on [], 2025 PURPOSE AND POLICY The primary purpose of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Origin Materials, Inc. (the “Company”) shall be to act on behalf of the Board in fulfilling the Board’s oversight responsibilities with respect to (i) the Company’s corporate accounting and financial reporting processes, systems of internal control over financial reporting and audits of financial statements, systems of disclosure controls and procedures, as well as the quality and integrity of the Company’s financial statements and reports, (ii) the qualifications, independence and performance of the registered public accounting firm or firms engaged as the Company’s independent outside auditors for the purpose of preparing or issuing an audit report or performing audit services (the “Auditors”), (iii) the performance of the Company’s internal audit function, (iv) the review, in conjunction with the management Disclosure Committee, of any reports or other disclosure required by the applicable rules and regulations of the Securities and Exchange Commission (the “SEC”) to be included in the Company’s annual proxy statement and periodic reports within the scope of authority outlined herein, and (v) the Company’s risk management policies and framework. The policy of the Committee, in discharging these obligations, shall be to maintain and foster an open avenue of communication between the Committee and the Auditors and the Company’s financial management and internal auditors. COMPOSITION The Committee shall consist of at least three (3) members of the Board. The members of the Committee shall satisfy (i) the independence and financial literacy requirements imposed by the SEC and by any stock exchange on which any of the Company’s capital stock is listed, including any exceptions permitted by such requirements, as applicable to Committee members as in effect from time to time, when and as required by the SEC and such stock exchange, and (ii) any other qualifications determined by the Board or the Nominating and Corporate Governance Committee from time to time. The members of the Committee shall satisfy the applicable financial sophistication requirements, as in effect from time to time, and any other requirement, as in effect from time to time, for accounting or related financial management expertise, as determined by the Board in its business judgment, when and as required by any stock exchange on which any of the Company’s capital stock is listed. The members of the Committee shall be appointed by and serve at the discretion of the Board. Vacancies occurring on the Committee shall be filled by the Board. The Committee’s chairperson shall be appointed by the Board. OPERATING PRINCIPLES AND PROCESSES In fulfilling its functions and responsibilities, the Committee should give due consideration to the following operating principles and processes: • Communication – Regular and meaningful contact with the Board, members of senior management and independent professional advisors to the Board and its various committees, as applicable, shall

2. be encouraged as a means of strengthening the Committee’s knowledge of relevant current and prospective corporate accounting and financial reporting issues. • Committee Education/Orientation – Developing with management and participating in a process for systematic review of important accounting and financial reporting issues and trends in accounting and financial reporting practices that could potentially impact the Company shall be encouraged to enhance the effectiveness of the Committee. • Information Needs – Communicate to the Company’s chief executive officer (or each chief executive officer, if there are more than one) or his or her designees the Committee’s expectations, and the nature, timing, and extent of any specific information or other supporting materials requested by the Committee for its meetings and deliberations. • Meeting Agendas – Committee meeting agendas shall be the responsibility of the chairperson of the Committee with input from the Committee members and other members of the Board as well as, to the extent deemed appropriate by the chairperson, from members of senior management and outside advisors. MEETINGS AND MINUTES The Committee shall hold such regular or special meetings as its members shall deem necessary or appropriate. The Committee will meet at least quarterly and hold such special meetings as its members shall deem necessary or appropriate. Minutes of each meeting of the Committee shall be prepared and distributed to each director of the Company and the Secretary of the Company promptly after each meeting. The chairperson of the Committee shall report to the Board from time to time, or whenever so requested by the Board. Each regularly scheduled meeting will conclude with an executive session of the Committee absent members of management. As part of its responsibility to foster open communication, the Committee will meet periodically with management, and the Auditors in separate executive sessions. AUTHORITY The Committee shall have access to all books, records, facilities and personnel of the Company as deemed necessary or appropriate by any member of the Committee to discharge his or her responsibilities hereunder. The Committee shall have authority to appoint, determine compensation for (at the Company’s expense), retain and oversee the Auditors (as set forth in Section 10A(m)(2) of the Securities Exchange Act of 1934, as amended, and the rules thereunder) and otherwise to fulfill its responsibilities under this charter. The Committee shall have authority to retain and determine compensation for, at the expense of the Company, special legal, accounting or other advisors or consultants as it deems necessary or appropriate in the performance of its duties. The Committee shall also have authority to pay, at the expense of the Company, ordinary administrative expenses (including expenditures for external resources) that, as determined by the Committee, are necessary or appropriate in carrying out its duties. The Committee shall have authority to require that any of the Company’s personnel, counsel, accountants (including the Auditors) or investment bankers, or any other consultant or advisor to the Company attend any meeting of the Committee or meet with any member of the Committee or any of its special, outside legal, accounting or other, advisors or consultants. The Committee may form and delegate authority to one or more subcommittees as appropriate. Delegation by the Committee to any subcommittee shall not limit or restrict the Committee on any matter so delegated, and, unless the Committee alters or terminates such delegation, any action by the Committee on any matter so delegated shall not limit or restrict future action by such subcommittee on such matters.

3. The operation of the Committee shall be subject to the Bylaws of the Company as in effect from time to time and Section 141 of the Delaware General Corporation Law. Any decision of a subcommittee to preapprove audit or nonaudit services shall be presented to the full Audit Committee at its next scheduled meeting. The approval of this charter by the Board shall be construed as a delegation of authority to the Committee with respect to the responsibilities set forth herein. RESPONSIBILITIES The Committee’s responsibility is one of oversight. The members of the Audit Committee are not employees of the Company, and they do not perform, or represent that they perform, the functions of management or the Auditors. The Committee relies on the expertise and knowledge of management and the Auditors in carrying out its oversight responsibilities. The management of the Company is responsible for preparing accurate and complete financial statements in accordance with generally accepted accounting principles (“GAAP”), preparing periodic reports and for establishing and maintaining appropriate accounting principles and financial reporting policies and satisfactory internal control over financial reporting. The Auditors are responsible for auditing the Company’s annual consolidated financial statements and the effectiveness of the Company’s internal control over financial reporting and reviewing the Company’s quarterly financial statements. It is not the responsibility of the Committee to prepare or certify the Company’s financial statements, guarantee the audits or reports of the Auditors or ensure that the financial statements or periodic reports are complete and accurate, conform to GAAP or otherwise comply with applicable laws. The Committee shall oversee the Company’s financial reporting process on behalf of the Board, shall have direct responsibility for the appointment, compensation, retention and oversight of the work of the Auditors and any other registered public accounting firm engaged for the purpose of performing other review or attest services for the Company. The Auditors and each such other registered public accounting firm shall report directly and be accountable to the Committee. The Committee’s functions and procedures should remain flexible to address changing circumstances most effectively. To implement the Committee’s purpose and policy, the Committee shall be charged with the following functions and responsibilities with the understanding, however, that the Committee may supplement or (except as otherwise required by applicable laws or requirements of any stock exchange on which any of the Company’s capital stock may be listed) deviate from these activities as appropriate under the circumstances: 1. Evaluation and Retention of Auditors. To evaluate the performance of the Auditors, to assess their qualifications (including their internal quality control procedures and any material issues raised by that firm’s most recent internal quality control review or any investigations by regulatory authorities) and to determine whether to retain, or to terminate, the engagement of the existing Auditors, or to appoint and engage a different independent registered public accounting firm, which retention shall be subject only to ratification by the Company’s stockholders (if the Committee or Board elects to submit such retention for ratification by the stockholders). 2. Communication Prior to Engagement. Prior to engagement of any prospective Auditors, to review a written disclosure by the prospective Auditors of all relationships between the prospective Auditors, or their affiliates, and the Company, or persons in financial oversight roles at the Company, that may reasonably be thought to bear on independence, and to discuss with the prospective Auditors the potential effects of such relationships on the independence of the prospective Auditors, consistent with Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence (“Rule 3526”), of the Public Company Accounting Oversight Board (United States) (the “PCAOB”). 3. Approval of Audit Engagements. To determine and approve engagements of the Auditors, prior to commencement of such engagements, to perform all proposed audit, review and attest services,

4. including the scope of and plans for the audit, the adequacy of staffing, the compensation to be paid, at the Company’s expense, to the Auditors and the negotiation and execution, on behalf of the Company, of the Auditors’ engagement letters, which approval may be pursuant to preapproval policies and procedures established by the Committee consistent with applicable laws and rules, including the delegation of preapproval authority to one or more Committee members so long as any such preapproval decisions are presented to the full Committee at the next scheduled meeting. 4. Approval of Non-Audit Services. To determine and approve engagements of the Auditors, prior to commencement of such engagements (unless in compliance with exceptions available under applicable laws and rules related to immaterial aggregate amounts of services), to perform any proposed permissible non-audit services, including the scope of the service and the compensation to be paid therefor, at the Company’s expense, which approval may be pursuant to preapproval policies and procedures established by the Committee consistent with applicable laws and rules, including the delegation of preapproval authority to one or more Committee members so long as any such preapproval decisions are presented to the full Committee at the next scheduled meeting. 5. Audit Partner Rotation. To monitor the rotation of the partners of the Auditors on the Company’s audit engagement team as required by applicable laws and rules and to consider periodically and, if deemed appropriate, adopt a policy regarding rotation of auditing firms. 6. Auditor Independence. At least annually, consistent with Rule 3526, to receive and review written disclosures from the Auditors delineating all relationships between the Auditors, or their affiliates, and the Company, or persons in financial oversight roles at the Company, that may reasonably be thought to bear on independence and a letter from the Auditors affirming their independence, to consider and discuss with the Auditors any potential effects of any such relationships on the independence of the Auditors as well as any compensation or services that could affect the Auditors’ objectivity and independence, and to assess and otherwise take appropriate action to oversee the independence of the Auditors. 7. Former Employees of Auditors. To consider and, if deemed appropriate, adopt policies regarding Committee preapproval of employment by the Company of individuals employed or formerly employed by the Company’s Auditors and engaged on the Company’s account. 8. Audited Financial Statement Review. To review, upon completion of the audit, the financial statements proposed to be included in the Company’s Annual Report on Form 10-K to be filed with the SEC and any disclosure from the Company’s chief executive officer (or each chief executive officer, if there are more than one) and the chief financial officer to be made in connection with the certification thereof, and to recommend whether or not such financial statements should be so included. 9. Annual Audit Results. To review with management and the Auditors, the results of the annual audit, including the Auditors’ assessment of the quality of the Company’s accounting principles and practices, the Auditors’ views about qualitative aspects of the Company’s significant accounting practices, the reasonableness of significant judgments and estimates (including material changes in estimates and analyses of the effects of alternative GAAP methods on the financial statements), all known and likely misstatements identified during the audit (other than those the Auditors believe to be trivial), the adequacy of the disclosures in the financial statements, and any other matters required to be communicated to the Committee by the Auditors under the standards of the PCAOB. 10. Auditor Communications. At least annually, to discuss with the Auditors the matters required to be discussed by Statement on Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the PCAOB.

5. Quarterly Results and Reports on Form 10-Q. To review with management, including management’s Disclosure Committee, and the Auditors, as appropriate, the results of the Auditors’ review of the Company’s quarterly financial statements and any disclosure from the Company’s chief executive officer (or each chief executive officer, if there are more than one) and the chief financial officer to be made in connection with the certification of the Company’s quarterly reports filed with the SEC, prior to public disclosure of quarterly financial information, if practicable, or filing with the SEC of the Company’s Quarterly Report on Form 10-Q and any other matters required to be communicated to the Committee by the Auditors under the standards of the PCAOB. To ensure the accuracy of such certification, the Audit Committee shall review the Company’s Quarterly Report on Form 10-Q with the Company’s chief executive officers(s) and chief financial officer to ensure the timeliness, completeness, and accuracy of the financial statements contained in the Form 10-Q prior to filing and approve any such disclosure to ensure that it has a reasonable basis and that all material risks and contingencies are properly disclosed. To review with management and the Auditors, to the extent appropriate, other relevant reports or financial information submitted by the Company to any governmental body or the public, including management certifications as required in Item 601(b)(31) of Regulation S-K and relevant reports rendered by the Auditors (or summaries thereof). 11. Management’s Discussion and Analysis. To review with management and the Auditors, as appropriate, the Company’s disclosures contained under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in its periodic reports to be filed with the SEC. The Audit Committee shall meet separately with the CEO, CFO, and/or CCO at least once each quarter, and more frequently if necessary, to effectively supervise the Company’s disclosure function and any specific disclosure issues of particular importance. 12. Press Releases. To review and discuss with management, including a representative of the management Disclosure Committee, and the Auditors, to the extent appropriate, earnings press releases and earnings call script, as well as the substance of financial information and earnings guidance provided to analysts and ratings agencies (including, without limitation, reviewing any pro forma or non-GAAP information) prior to issuance and/or use, to ensure the timeliness, completeness, and accuracy of the financial information disclosed and/or conveyed, that such information has a reasonable basis, and that all material risks and contingencies are properly disclosed. Such discussions may be general discussions of the type of information to be disclosed or the type of presentation to be made. The Chair of the Committee may represent the entire Committee for purposes of this discussion. 13. Accounting Principles and Policies. To review with management and the Auditors, as appropriate, significant issues that arise regarding accounting principles and financial statement presentation, including critical accounting policies and practices, alternative accounting policies available under GAAP related to material items discussed with management, the potential impact on the Company’s financial statements of off-balance sheet structures and any other significant reporting issues and judgments, significant regulatory, legal and accounting initiatives or developments that may have a material impact on the Company’s financial statements, compliance programs and policies if, in the judgment of the Committee, such review is necessary or appropriate. 14. Risk Assessment and Management. To review and discuss with management, including but not limited to the Company’s Chief Compliance Officer (“CCO”) and management’s Disclosure Committee, and the Auditors, as appropriate, the Company’s guidelines and policies with respect to risk management and assessment, including with respect to the Company’s financial, business, legal, and compliance risks and major risk exposures, and the steps taken by management to monitor, control, and mitigate those exposures. Areas of focus shall include the Company’s policies and other matters relating to the Company’s investments, cash management and foreign exchange management, major financial risk exposures, the adequacy and effectiveness of the Company’s information security policies and practices and the internal controls regarding information security, and the steps taken by management to monitor and mitigate or otherwise control these exposures and to identify future risks. To provide oversight of climate-

6. related risks and opportunities and monitoring the Company’s compliance with ESG-related legal and regulatory requirements impacting the Company’s accounting and financial reporting, including climate- related disclosures in the Company’s financial statements. To review and discuss with management and the Auditors, as appropriate, the Company’s non-financial risk exposures, including climate change, safety of the Company’s manufacturing facilities, cybersecurity risks, and risks associated with existing government policies and/or potential government policy changes and/or trends concerning environmental protection, including but not limited to recycling. As part of its Risk Management responsibilities, the Audit Committee shall oversee the Company’s CCO’s implementation and/or maintenance of an internal risk training program for all officers, directors, and senior employees of the Company. Such training shall include, but is not limited to, regular continuing education with regard to applicable laws and regulations, as well as rules and related changes or trends and identifying and managing risk. 15. Management Cooperation with Audit. To evaluate the cooperation received by the Auditors during their audit examination, including any significant difficulties encountered during the audit or any restrictions on the scope of their activities or access to required records, data and information and, whether or not resolved, significant disagreements with management and management’s response, if any. 16. Management Letters. To review with the Auditors and, if appropriate, management, any “management” or “internal control” letter issued or, to the extent practicable, proposed to be issued by the Auditors and management’s response, if any, to such letter, as well as any additional material written communications between the Auditors and management. 17. National Office Communications. To review with the Auditors, as appropriate, communications between the audit team and the Auditors’ national office with respect to accounting or auditing issues presented by the engagement. 18. Disagreements Between Auditors and Management. To review with management and the Auditors, or any other registered public accounting firm engaged to perform review or attest services, any conflicts or disagreements between management and the Auditors, or such other accounting firm, whether or not resolved, regarding financial reporting, accounting practices or policies or other matters, that individually or in the aggregate could be significant to the Company’s financial statements or the Auditors’ report, and to resolve any conflicts or disagreements regarding financial reporting. 19. Internal Control over Financial Reporting; Disclosure Controls. To confer with management and the Auditors, as appropriate, regarding the scope, adequacy, and effectiveness of internal control over financial reporting and the Company’s disclosure controls and procedures, including any significant deficiencies and significant changes in internal controls. To obtain reports on significant findings and recommendations with respect to internal controls over financial reporting, together with management responses and any special audit steps adopted in light of any material control deficiencies, responsibilities, budget and staff of the internal audit function and review of the appointment or replacement of the senior internal audit executive or manager. 20. Separate Sessions. Periodically, to meet in separate sessions with the Auditors, the internal auditors or other personnel responsible for the internal audit function, as appropriate, and management to discuss any matters that the Committee, the Auditors, the internal auditors or other personnel responsible for the internal audit function, or management believe should be discussed privately with the Committee. 21. Correspondence with Regulators. To consider and review with management, the Auditors, outside counsel, as appropriate, and any special counsel, separate accounting firm or other

7. consultants and advisors as the Committee deems appropriate, any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Company’s financial statements or accounting policies. 22. Complaint Procedures. To establish procedures, when and as required by applicable laws and rules, for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters. 23. Engagement of Registered Public Accounting Firms. To determine and approve engagements of any registered public accounting firm (in addition to the Auditors), prior to commencement of such engagements, to perform any other review or attest service, including the compensation to be paid, at the Company’s expense, to such firm and the negotiation and execution, on behalf of the Company, of such firm’s engagement letter, which approval may be pursuant to preapproval policies and procedures, including the delegation of preapproval authority to one or more Committee members, so long as any such preapproval decisions are presented to the full Committee at the next scheduled meeting. 24. Ethical Compliance. To oversee and review, in conjunction with the Company’s CCO, the results of management’s efforts to monitor compliance with the Company’s programs and policies designed to ensure adherence to applicable laws, regulations, and rules, as well as to its Code of Business Conduct and Ethics, including review and oversight of related-party transactions as required by applicable laws or requirements of any stock exchange on which any of the Company’s capital stock is listed. The Audit Committee shall direct the Company’s CCO to ensure that all officers, directors, and senior employees annually certify that they have read, and are in compliance with, the Company’s Code of Business Conduct and Ethics, and confirm that they are not aware of any acts that violate, breach, or fail to comply with the Code of Business Conduct and Ethics and/or any applicable laws, regulations, and rules, as well as the requirements of any stock exchange on which any of the Company’s capital stock is listed. 25. Investigations. To investigate any matter brought to the attention of the Committee within the scope of its duties if, in the judgment of the Committee, such investigation is necessary or appropriate. 26. Related Party Transactions. Consider and approve or disapprove any related party transaction as defined under SEC Regulation S-K Item 404, to the extent required by SEC regulations. 27. Proxy Report. To oversee the preparation of the report required by the rules of the SEC to be included in the Company’s annual proxy statement. 28. Annual Charter Review. To review and assess the adequacy of this charter annually and recommend any proposed changes to the Board for approval. 29. Report to Board. To report to the Board with respect to material issues that arise regarding the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance or independence of the Auditors or such other matters as the Committee deems appropriate from time to time or whenever it shall be called upon to do so. 30. Internal Control Report. At least annually to obtain and review a report by the Auditors describing that firm’s internal quality-control review or peer review or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, with respect to one or more independent audits performed by the firm, as well as any steps taken to address the issues raised. 31. Annual Committee Evaluation. To conduct an annual evaluation of the performance of

8. the Committee. 32. Other Legal and Finance Matters. To review, with the Company’s counsel, legal compliance and legal matters pertinent to carrying out its duties, including those that could have a significant impact on the Company’s financial statements or business operations. To review, with management, the Company’s finance function, including its budget, organization and quality of personnel. 33. General Authority. To perform such other functions and to have such powers as may be necessary or appropriate in the discharge of any of the foregoing.

EXHIBIT B

[PROPOSED] PRELIMINARY APPROVAL ORDER Case No.: 2:25-CV-00777-WBS-JD 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 BETSY C. MANIFOLD (182450) RACHELE R. BYRD (190634) ALEX J. TRAMONTANO (276666) WOLF HALDENSTEIN ADLER FREEMAN & HERZ LLP 750 B Street, Suite 1820 San Diego, CA 92101 Telephone: (619) 239-4599 Facsimile: (619) 234-4599 manifold@whafh.com byrd@whafh.com tramontano@whafh.com Attorneys for Plaintiffs [Additional Counsel on Signature Page] UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF CALIFORNIA In re ORIGIN MATERIALS, INC. STOCKHOLDER DERIVATIVE LITIGATION Case No.: 2:25-CV-00777-WBS-JD [PROPOSED] PRELIMINARY APPROVAL ORDER

[PROPOSED] PRELIMINARY APPROVAL ORDER 2 Case No.: 2:25-CV-00777-WBS-JD 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 This matter came before the Court on Plaintiffs’ unopposed motion requesting that the Court enter an order: (i) preliminarily approving the proposed settlement (“Settlement”) of stockholder derivative claims brought on behalf of Origin Materials, Inc. (“Origin” or the “Company”) in accordance with the Stipulation and Agreement of Settlement dated October 17, 2025 (the “Stipulation”); (ii) approving the form and manner of the notice of the Settlement to Current Origin Stockholders; and (iii) setting a date for the hearing on approval of the Settlement (the “Settlement Hearing”).1 WHEREAS, the Stipulation sets forth the terms and conditions for the Settlement, which will resolve the above-captioned stockholder derivative action brought on behalf of Origin (the “Action”) as well as a litigation demand served on Origin’s Board of Directors (the “Demand,” together with the Action, the “Derivative Matters”); WHEREAS, the Court finds, upon a preliminary evaluation, that the proposed Settlement falls within the range of possible approval criteria, as it provides a beneficial result for Origin and appears to be the product of serious, informed, non-collusive negotiations between sophisticated and experienced counsel; and WHEREAS, the Court also finds, upon a preliminary evaluation, that Current Origin Stockholders should be apprised of the Settlement through the Settling Parties’ proposed form and means of notice; allowed to file objections, if any, thereto; and appear at the Settlement Hearing, if they so desire. NOW, THEREFORE, IT IS HEREBY ORDERED, ADJUDGED, AND DECREED AS FOLLOWS: 1. The Court preliminarily approves, subject to further consideration at the Settlement Hearing described below, the Settlement as set forth in the Stipulation as being fair, reasonable, and adequate. 1 Except as otherwise expressly provided below or as the context otherwise requires, all capitalized terms contained herein shall have the same meanings and/or definitions as set forth in the Stipulation.

[PROPOSED] PRELIMINARY APPROVAL ORDER 3 Case No.: 2:25-CV-00777-WBS-JD 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 2. On ___________, 2025, at _____ __.m., at the Robert T. Matsui United States Courthouse, 501 I Street, Sacramento, CA 95814, Courtroom 5, the Honorable William B. Shubb will hold the Settlement Hearing at which the Court will determine whether: (i) the terms of the Stipulation should be approved as fair, reasonable, and adequate; (ii) the Notice, as set forth in Exhibit C to the Stipulation, fully satisfies the requirements of Federal Rule of Civil Procedure 23.1 and the requirements of due process; (iii) to enter the proposed Order and Final Judgment in its entirety, as set forth in Exhibit D to the Stipulation; (iv) the Fee and Expense Amount, as well as the Service Awards to be paid from the Fee and Expense Amount, should be approved; and (v) to determine such other matters as the Court may deem appropriate. 3. The Court reserves the right to: (i) approve the Settlement, with such modifications as may be agreed to by counsel for the Settling Parties consistent with such Settlement, without further notice to Current Origin Stockholders; (ii) continue or adjourn the Settlement Hearing from time to time, by oral announcement at the hearing or at any adjournment thereof, without further notice to Current Origin Stockholders; and (iii) the right to conduct the Settlement Hearing remotely without further notice to Current Origin Stockholders. 4. The Court finds that the form, substance, and dissemination of information to Current Origin Stockholders regarding the proposed Settlement in the manner set out in this order (“Preliminary Approval Order”), including the Notice, as set forth in Exhibit C to the Stipulation, constitutes the best notice practicable under the circumstances and complies with the Federal Rules of Civil Procedure, all other applicable law, and due process. 5. Within fourteen (14) days after the entry of an order by the Court preliminarily approving the Settlement, the notice of the Settlement shall be provided through (i) the filing of a Current Report on Form 8-K with the U.S. Securities Exchange Commission (“SEC”) by the Company, which shall include as attachments the Notice, the Stipulation, and exhibits thereto; (ii) the publication one time of the Settlement Notice in PR Newswire or a similar press release service;

[PROPOSED] PRELIMINARY APPROVAL ORDER 4 Case No.: 2:25-CV-00777-WBS-JD 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 and (iii) the posting of the Notice, Stipulation and exhibits thereto on the Company’s Investor Relations website through the date of the Settlement Hearing. 6. All costs incurred in the posting, filing, and publishing of the notice of the Settlement as provided in paragraph 5 above shall be paid by Origin or its insurance carrier(s), and Defendants shall undertake all administrative responsibility for the posting, filing, and publishing of such notice of the Settlement. 7. At least seven (7) days before the Settlement Hearing, Defendants’ Counsel shall file with the Court an appropriate affidavit with respect to the posting, filing, and publishing of the notice of the Settlement as provided for in paragraph 5 of this Preliminary Approval Order. 8. Prior to Final Approval of the Settlement by the Court, Settling Stockholders, Current Origin Stockholders, and any other of Person who acts or purports to act on their behalf, are barred and enjoined from filing, commencing, prosecuting, intervening in, participating in, or receiving any benefits or other relief from any other lawsuit, arbitration, or administrative, regulatory, or other proceeding (including a motion or complaint in intervention in any such action or proceeding if the person or entity filing such motion or complaint in intervention purports to be acting as, on behalf of, for the benefit of, or derivatively for any of the above persons or entities) or order, in any jurisdiction or forum, as to the Defendants based on or relating in any way to the Released Claims. 9. Current Origin Stockholders who wish to object to the fairness, reasonableness or adequacy of the Settlement or to any term(s) of the Settlement must both serve on Settling Stockholders’ Counsel and Defendants’ Counsel (as set out below) and file with the Court a statement of objection, which must be received by no later than ____________ __, 2025 (which date shall be at least twenty-one (21) calendar days before the Settlement Hearing). Any Current Origin Stockholder may object on his, her, or its own, or through counsel hired at his, her, or its own expense. Any Current Origin Stockholder’s objection should set out the specific reasons, if any, for each objection, including any legal support the Current Origin Stockholder wishes to bring to the Court’s attention and any evidence the Current Origin Stockholder wishes to introduce in

[PROPOSED] PRELIMINARY APPROVAL ORDER 5 Case No.: 2:25-CV-00777-WBS-JD 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 support of such objections. The statement of objection must include the caption of the Action and the following information: (i) the Current Origin Stockholder’s name, address, telephone number and e-mail address (if available); (ii) the number of shares of Origin stock the Current Origin Stockholder currently holds, together with third-party documentary evidence, such as the most recent account statement, showing such share ownership, and proof of being a current Origin stockholder as of October 17, 2025, through the present, (iii) if the objection is made through the Current Origin Stockholder’s counsel, that counsel’s name, address, telephone number and e-mail address; (iv) a statement of specific objections to the Settlement, the grounds therefore, or the reasons for such person desiring to appear and be heard, as well as all documents or writings such person desires the Court to consider; (v) the identities of any witnesses such person plans on calling at the Settlement Hearing, along with a summary description of their likely testimony; and (vi) a list – including dates, courts, case names and numbers, and disposition – of any other settlements to which the individual or entity has been a party to or objected during the previous three (3) years. 10. Any attorney retained by a Current Origin Stockholder for the purpose of objecting must both serve on Settling Stockholders’ Counsel and Defendants’ Counsel (as set out below) and file with the Court a notice of appearance, which must be received by no later than ____________ __, 2025 (which date shall be at least twenty-one (21) calendar days before the Settlement Hearing). 11. A Current Origin Stockholder who wishes to object to the proposed Settlement does not need to attend the Settlement Hearing. However, any Current Origin Stockholder who files and serves a timely written objection pursuant to this Preliminary Approval Order – and only such Current Origin Stockholders – may appear at the Settlement Hearing either in person or through personal counsel retained at his, her or its own expense. Any Current Origin Stockholder’s counsel who intends to make an appearance at the Settlement Hearing must serve on Plaintiff’s Counsel and Defendants’ Counsel (as set out below) and file with the Court a notice of intention to appear, which must be received by no later than ____________ __, 2025 (which date shall be at least twenty-one (21) calendar days before the Settlement Hearing).

[PROPOSED] PRELIMINARY APPROVAL ORDER 6 Case No.: 2:25-CV-00777-WBS-JD 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 12. Any submissions made pursuant to paragraphs 9 through 11 of this Preliminary Approval Order must be sent or delivered to the following addresses: a. The Court: Office of the Clerk United States District Court Eastern District of California 501 I Street, Room 4-200 Sacramento, CA 95814 b. Settling Stockholders’ Counsel: RIGRODSKY LAW, P.A. Timothy J. MacFall 825 East Gate Boulevard, Suite 300 Garden City, NY 11530 Tel: (516) 683-3516 tjm@rl-legal.com KUEHN LAW, PLLC Justin A. Kuehn 53 Hill Street, Suite 605 Southampton, NY 11968 Tel: (833) 672-0814 justin@kuehn.law GAINEY McKENNA & EGLESTON Thomas J. McKenna Gregory M. Egleston 260 Madison Avenue, 22nd Floor New York, NY 10016 (212) 983-1300 tjmckenna@gme-law.com gegleston@gme-law.com c. Defendants’ Counsel: FRESHFIELDS US LLP Boris Feldman Doru Gavril Carl Hudson Rebecca Lockert 855 Main Street Redwood City, CA 94063 Tel: (650) 618-9250

[PROPOSED] PRELIMINARY APPROVAL ORDER 7 Case No.: 2:25-CV-00777-WBS-JD 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 boris.feldman@freshfields.com doru.gavril@freshfields.com carl.hudson@freshfields.com rebecca.lockert@freshfields.com 13. Counsel for the Settling Parties are directed to promptly inform each other of any submission served on them (or that otherwise comes into their possession) pursuant to paragraphs 9 through 11 of this Preliminary Approval Order. 14. Any Current Origin Stockholder who fails to comply with the requirements of this Preliminary Approval Order shall waive and forfeit any and all rights he, she or it may otherwise have to object and/or to appear at the Settlement Hearing. Current Origin Stockholders do not need to appear at the hearing or take any other action to indicate their approval of the proposed Settlement. 15. Any Current Origin Stockholder who submits an objection to the proposed Settlement shall be deemed to consent to the exclusive jurisdiction of this Court with respect to such objection and all issues that arise or relate to such objection, including any order issued or findings made by the Court regarding the objection. 16. The Settling Parties shall file with the Court (and serve on each other) any papers they wish to submit in support of the proposed Settlement as follows: a. Any motions for final approval of the proposed Settlement and motions for Settling Stockholders’ Counsel’s Fee and Expense Amount must be filed and served at least twenty-eight (28) days before the Settlement Hearing; and b. Any papers in response to objections must be filed and served at least fourteen (14) days before the Settlement Hearing. 17. All proceedings in the Action are stayed until further order of the Court, except as may be necessary to implement the Settlement or comply with the terms of the Stipulation. 18. This Court may, for good cause, extend any of the deadlines set forth in this Preliminary Approval Order without further notice to Current Origin Stockholders. 19. Neither the Stipulation nor the Settlement, nor any act or omission taken in connection with the Stipulation or the Settlement, is intended or shall be deemed to be a presumption,

[PROPOSED] PRELIMINARY APPROVAL ORDER 8 Case No.: 2:25-CV-00777-WBS-JD 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 concession or admission by: (a) any of Defendants as to the validity of any claims, causes of action or other issues that were or could have been raised in the Derivative Matters or in any other litigation, or to be evidence of or constitute an admission of wrongdoing or liability by any of them; or (b) Settling Stockholders as to the lack of merit of any claim or the validity of any defense. 20. The Court reserves the right to hold the Settlement Hearing telephonically or by videoconference without further notice to Current Origin Stockholders. Any Current Origin Stockholder (or his, her or its counsel) who wishes to appear at the Settlement Hearing should consult the Court’s calendar for any change in date, time or format of the Settlement Hearing. The Court may approve the Settlement and any of its terms, with such modifications as may be agreed to by the Settling Parties, if appropriate, without further notice to Current Origin Stockholders. The Court retains jurisdiction to consider all further applications arising out of or connected with the Settlement. IT IS SO ORDERED. DATED: _______________ HONORABLE WILLIAM B. SHUBB UNITED STATES DISTRICT COURT JUDGE

EXHIBIT C

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF DERIVATIVE ACTION CASE NO.: 2:25-CV-00777-WBS-JD 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 BETSY C. MANIFOLD (182450) RACHELE R. BYRD (190634) ALEX J. TRAMONTANO (276666) WOLF HALDENSTEIN ADLER FREEMAN & HERZ LLP 750 B Street, Suite 1820 San Diego, CA 92101 Telephone: (619) 239-4599 Facsimile: (619) 234-4599 manifold@whafh.com byrd@whafh.com tramontano@whafh.com Attorneys for Plaintiffs [Additional Counsel on Signature Page] UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF CALIFORNIA In re ORIGIN MATERIALS, INC. STOCKHOLDER DERIVATIVE LITIGATION Case No.: 2:25-CV-00777-WBS-JD NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF DERIVATIVE ACTION

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF DERIVATIVE ACTION CASE NO.: 2:25-CV-00777-WBS-JD 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 TO: ALL PERSONS OR ENTITIES WHO HOLD OR BENEFICIALLY OWN, DIRECTLY OR INDIRECTLY, ORIGIN MATERIALS, INC. (“ORIGIN” OR THE “COMPANY”) COMMON STOCK AS OF OCTOBER 17, 2025 (“CURRENT ORIGIN STOCKHOLDERS”) PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. THIS NOTICE RELATES TO A PROPOSED SETTLEMENT AND DISMISSAL OF THE ABOVE-CAPTIONED STOCKHOLDER DERIVATIVE ACTION (THE “ACTION”) BY ENTRY OF THE JUDGMENT BY THE COURT AND CONTAINS IMPORTANT INFORMATION REGARDING YOUR RIGHTS. YOUR RIGHTS MAY BE AFFECTED BY THESE LEGAL PROCEEDINGS. IF THE COURT APPROVES THE SETTLEMENT, YOU WILL BE FOREVER BARRED FROM CONTESTING THE APPROVAL OF THE PROPOSED SETTLEMENT AND FROM PURSUING THE RELEASED CLAIMS. IF YOU HOLD ORIGIN COMMON STOCK FOR THE BENEFIT OF ANOTHER, PLEASE PROMPTLY TRANSMIT THIS DOCUMENT TO SUCH BENEFICIAL OWNER. THE RECITATION OF THE BACKGROUND AND CIRCUMSTANCES OF THE SETTLEMENT CONTAINED HEREIN DOES NOT CONSTITUTE THE FINDINGS OF THE COURT. IT IS BASED ON REPRESENTATIONS MADE TO THE COURT BY COUNSEL FOR THE PARTIES. THIS ACTION IS NOT A “CLASS ACTION.” THUS, THERE IS NO COMMON FUND UPON WHICH YOU CAN MAKE A CLAIM FOR A MONETARY PAYMENT. Notice is hereby provided to you of the proposed settlement (the “Settlement”) of the above- referenced stockholder derivative lawsuit and related litigation demand. This Notice is provided by Order of the United States District Court for the Eastern District of California (the “Court”). It is not an expression of any opinion by the Court. It is to notify you of the terms of the proposed Settlement, and your rights related thereto. I. WHY THIS NOTICE HAS BEEN ISSUED Your rights may be affected by the Settlement of: (i) the shareholder derivative action captioned In re Origin Materials, Inc. Stockholder Derivative Litigation, Case No. 2:25-CV-00777- WBS-JD (E.D. Cal.) (the “Action”) filed by plaintiffs Thomas Kaspar (“Kaspar”) and Travis Tanasse (“Tanasse,” together with Kaspar, “Plaintiffs”); and (ii) a litigation demand (the “Demand,” and together with the Action, the “Derivative Matters”) served on the Company’s Board of Directors on

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF DERIVATIVE ACTION 3 CASE NO.: 2:25-CV-00777-WBS-JD 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 March 4, 2025 by stockholder Randell Yaden (“Yaden,” together with Plaintiffs, “Settling Stockholders”). Settling Stockholders; defendants John Bissell, Pia Heidenmark Cook, Kathleen B. Fish, William Harvey, Craig A. Rogerson, Jim Stephanou, R. Tony Tripeny, Rich Riley, Karen Richardson, Benno O. Dorer, and Charles Drucker (the “Individual Defendants”); and nominal defendant Origin Materials, Inc. (“Origin” or the “Company,” together with the Individual Defendants, the “Defendants”) (Settling Stockholders and Defendants are collectively referred to herein as the “Settling Parties”) have agreed upon terms to settle the Derivative Matters and, through counsel, have signed a written Stipulation and Agreement of Settlement (“Stipulation”) memorializing those settlement terms. On January 20, 2026, at 1:30 p.m., at the Robert T. Matsui United States Courthouse, 501 I Street, Sacramento, CA 95814, Courtroom 5, the Honorable William B. Shubb will hold a hearing (the “Settlement Hearing”) in the Action. For more details on the Settlement Hearing, including how to attend and object to the Settlement, see Sections VI and VII below. II. SUMMARY OF THE ACTION A. Description of Allegations in the Action Origin is a Delaware corporation, headquartered in West Sacramento, California, specializing in developing and commercializing sustainable materials to replace traditional petroleum-based materials used in various industries. The Company utilizes a proprietary technology to convert biomass into environmentally friendly alternatives to conventional plastics for use in food and beverage packaging, textiles, adhesives, and other applications. Origin produces various chemicals, including a carbon-negative chloromethylfurfural (“CMF”), which can be converted into, inter alia: (i) paraxylene (“PX”), a material that can replace non-sustainable chemicals used in the production of polyethylene terephthalate (“PET”), which is widely used in textiles and plastic bottles; and (ii) furandicarboxylic acid (“FDCA”), a chemical which can be used to produce polyethylene furanoate (“PEF”), a biobased alternative to PET.

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF DERIVATIVE ACTION 4 CASE NO.: 2:25-CV-00777-WBS-JD 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 On February 17, 2021, the Company announced its intention to invest in two substantial capital projects. Specifically, the Company would be building two commercial-scale plants, referred to as “Origin 1” and “Origin 2.” Origin 1 was expected to be operational by the end of 2022. Origin 2, a significantly larger manufacturing plant, was expected to be operational by mid-2025 and to supply the majority of the Company’s products from 2025 until 2027. The Derivative Matters arise from allegations that the Individual Defendants breached their fiduciary duties as officers and directors of Origin by making and/or permitting the issuance of materially false and/or misleading statements and failing to disclose that: (i) the Company was experiencing chemical fouling issues “at every step” of the process of converting CMF to PX at commercial scale; (ii) the fouling issues were causing substantial delays during the FEL 2 phase of the Origin 2 project; (iii) the Individual Defendants had been planning internally to scale down production of PX at Origin 2 or to shift focus toward another product; (iv) the Individual Defendants had been planning internally to split construction of Origin 2 into two phases; (v) the Company entered into a deal with Avantium N.V. (“Avantium”) to produce FDCA at Origin 2 to compensate for the Company’s difficulties associated with producing PX at scale; (vi) contrary to the timeline repeatedly disseminated by the Individual Defendants, Avantium advised that it would take several years before Origin 2 could become operational with respect to production of FDCA; (vii) despite representations concerning the oversight responsibilities of the Board and its committees, neither adequately monitored the accuracy of the public statements issued on behalf of, or concerning, the Company; (viii) Origin’s internal controls over legal compliance, including all laws and regulations governing the content of the Company’s public disclosures, were inadequate; and (ix) as a result of the foregoing, positive statements concerning the Company’s business, operations, and prospects were materially misleading and lacked a reasonable basis at all relevant times. Settling Stockholders alleged that Origin disclosed that Origin 2 would no longer produce PET derived from PX and would instead focus on producing PEF derived from FDCA, and that construction of Origin 2 would be broken up into two phases, with phase 1 expected to be operational by late-2026 or 2027 and phase 2 expected to be operational by 2028, on August 9,

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF DERIVATIVE ACTION 5 CASE NO.: 2:25-CV-00777-WBS-JD 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 2023, the price of Origin stock declined 66.5%, from a close of $4.33 per share on August 9, 2023 to a close of $1.45 per share on August 10, 2023. Thereafter, the price of Origin stock continued to decline, closing at just $0.99 per share on October 31, 2023, an additional 68% decline from the stock’s August 10, 2023 closing price. As a result, a securities fraud class action was filed against the Company and certain of its officers in the case captioned: In re Origin Materials, Inc. Securities Litig., Case No. 2:23-cv-01816-WBS-JDP (E.D. Cal.) (“Securities Class Action”). On March 4, 2025, stockholder Yaden served a Demand on the Company’s Board of Directors (the “Board”), requesting it to “investigate and commence legal proceedings against … former and/or current directors, executive officers and agents of the Company … for breach of fiduciary duties, gross mismanagement, corporate waste, unjust enrichment, and aiding and abetting.” Following this, in an effort to conserve the Company’s resources, counsel for Stockholder and Defendants discussed staying the Demand pending the resolution of an anticipated motion for summary judgment in the Securities Class Action. After negotiating the material terms of the stay, Stockholder and Defendants reached an agreement and executed a stipulation to stay the Demand on May 6, 2025. On March 7, 2025, Plaintiff Kaspar filed a Verified Shareholder Derivative Complaint against the Individual Defendants, asserting claims for breach of fiduciary duty, aiding and abetting breach of fiduciary duty, unjust enrichment, abuse of control, waste of corporate assets, and violations of Section 14(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) (the “Kaspar Action”). On March 10, 2025, Plaintiff Tanasse filed a Verified Shareholder Derivative Complaint against the Individual Defendants, asserting claims for breach of fiduciary duties, unjust enrichment, waste of corporate assets, and violations of Section 14(a) of the Exchange Act (the “Tanasse Action”). On June 5, 2025, the Court consolidated the Kaspar and Tanasse Actions, appointed Rigrodsky Law, P.A. and Kuehn Law, PLLC as Co-Lead Counsel, and stayed the Action.

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF DERIVATIVE ACTION 6 CASE NO.: 2:25-CV-00777-WBS-JD 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 The Individual Defendants have vigorously denied, and continue to deny vigorously, any and all allegations of wrongdoing or liability with respect to the claims asserted in the Derivative Matters. B. The Settlement Negotiations In or around July 2025, the Settling Parties commenced negotiations regarding a possible resolution of claims asserted in the Derivative Matters. In connection therewith, the Settling Stockholders reviewed the Company’s existing corporate governance and prepared a settlement proposal which was sent to Defendants’ Counsel for Defendants to review on July 23, 2025. Thereafter, the Settling Parties engaged in numerous discussions concerning potential resolution of the Derivative Matters, during which Defendants shared certain confidential information concerning the Company’s operations, financial condition, and business prospects with Settling Stockholders’ Counsel. In addition, the Settling Parties exchanged numerous draft settlement proposals informed, in part, by that confidential information. After several weeks of arm’s-length negotiations between counsel, the Settling Parties ultimately reached an agreement to resolve the Derivative Matters through the adoption, implementation, and/or maintenance of corporate governance reforms and cost reduction measures (the “Reforms”) set out in Exhibit A to the Stipulation. The Reforms directly address, and seek to remediate, the alleged governance deficiencies that enabled the wrongdoing alleged in the Derivative Matters. If implemented, the Reforms will significantly bolster the Company’s corporate governance policies and practices, substantially enhance the Board’s risk oversight responsibilities and capabilities, and reduce costs for the Company in the near term. III. TERMS OF THE PROPOSED DERIVATIVE SETTLEMENT The proposed Settlement, as set forth fully in the Stipulation, requires the Company to adopt, implement, and/or maintain the Reforms that are set out in Exhibit A to the Stipulation. The Reforms shall be maintained for a minimum period of three (3) years from the date of adoption as provided in the Stipulation.

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF DERIVATIVE ACTION 7 CASE NO.: 2:25-CV-00777-WBS-JD 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 The members of Origin’s Board, including the independent, non-defendant directors, acting by unanimous resolution and in exercise of their business judgment, acknowledges that the Reforms confer substantial benefits upon the Company and its stockholders and that the adoption, implementation, and maintenance of the Reforms are in the best interests of the Company and its stockholders. Defendants also agree that the pendency, prosecution, and settlement of the Derivative Matters and the efforts of counsel for the Settling Stockholders were a material and substantial cause of adoption and implementation of the Reforms which confer substantial benefits on Origin and its stockholders. This summary should be read in conjunction with, and is qualified in its entirety by reference to, the text of the Stipulation, which has been filed with the Court. IV. ATTORNEYS’ FEES AND EXPENSES After the Settling Parties reached an agreement in principle on the material substantive terms to resolve the Derivative Matters, the Settling Parties commenced negotiations regarding the amount of attorneys’ fees and expenses to be paid to Settling Stockholders’ Counsel in consideration of the substantial benefits achieved for the Company and its current stockholders through the pendency, prosecution, and settlement of the Derivative Matters and the efforts of counsel for the Settling Stockholders (“Fee and Expense Amount”). After numerous rounds of negotiations, on October 6, 2025, the Settling Parties agreed to a Fee and Expense Amount in an amount to be approved by the Court but not exceeding $700,000, reflecting the substantial benefits for the Company and its current stockholders through the Derivative Matters. V. REASONS FOR THE SETTLEMENT The Settling Parties believe that the Settlement and each of its terms are fair, reasonable, and in the best interests of the Company and its stockholders, and that the Settlement, including the Reforms, confers substantial and material benefits upon the Company and its stockholders. A. Why Did Settling Stockholders Agree to Settle? Settling Stockholders and Settling Stockholders’ Counsel believe that the claims asserted in the Derivative Matters have merit and that their investigations support the claims asserted.

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF DERIVATIVE ACTION 8 CASE NO.: 2:25-CV-00777-WBS-JD 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 However, and without conceding the merit of any of Defendants’ defenses or the lack of merit of any of their own allegations, based upon their thorough investigation and evaluation of the relevant evidence, substantive law, procedural rules, and their assessment of the interests of Origin and Current Origin Stockholders, Settling Stockholders and Settling Stockholders’ Counsel have determined that the guarantee of the immediate and substantial benefits to Origin and Current Origin Stockholders provided by the Settlement outweigh the speculative possibility that further litigation may result in a one-time monetary payment to the Company of uncertain value, as well as the real risk that Company could recover nothing at all, after significant additional costs, delay, and disruption to the Company. Settling Stockholders and Settling Stockholders’ Counsel have determined that the Settlement is in the best interests of Origin and Current Origin Stockholders. Settling Stockholders’ Counsel is based upon an investigation relating to the claims and the underlying events alleged in the Derivative Matters, including, but not limited to: (i) reviewing and analyzing Origin’s public filings with the SEC, press releases, announcements, transcripts of investor conference calls, and news articles; (ii) reviewing and analyzing the investigations in publicly-available pleadings against Origin related to the allegations in the Derivative Matters; (iii) reviewing and analyzing the allegations contained in the related Securities Class Action; (iv) researching the applicable law with respect to the claims asserted (or which could be asserted) in the Derivative Matters and the potential defenses thereto; (vi) researching the existing corporate governance policies and practices of the Company; and (vii) is informed by the confidential information concerning the Company’s operations, financial condition, and business prospects provided to Settling Stockholders’ Counsel during settlement negotiations. B. Why Did the Defendants Agree to Settle? Each Individual Defendant has denied and continues to deny that he or she has committed or attempted to commit any violations of law, any breaches of fiduciary duty owed to Origin, or any wrongdoing whatsoever, and expressly maintains, that at all relevant times, he or she acted in good faith and in a manner that he or she reasonably believed to be in the best interests of the Company and its stockholders. Defendants further deny that the Settling Stockholders, the Company, or its

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF DERIVATIVE ACTION 9 CASE NO.: 2:25-CV-00777-WBS-JD 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 stockholders suffered any damage or were harmed as a result of any act, omission, or conduct by the Individual Defendants as alleged in the Derivative Matters or otherwise. Defendants further assert, among other things, that the Settling Stockholders lack standing to litigate derivatively on behalf of the Company because the Settling Stockholders have not yet pleaded, and cannot properly plead, that a demand on the Board would be futile. Nonetheless, Defendants believe that the Settlement is in the best interests of the Company, its stockholders, and its employees. Defendants have also have taken into account the expense, uncertainty, and risks inherent in any litigation, especially in complex cases like the Derivative Matters or other shareholder derivative action(s) or books and records actions, and that the Settlement would, among other things: (a) bring to an end the expenses, burdens, and uncertainties associated with the continued litigation of the claims asserted in the Derivative Matters; (b) put to rest those claims and the underlying Derivative Matters; and (c) avoid disruption of the Individual Defendants’ duties due to the pendency and defense of the Derivative Matters. Therefore, Defendants have determined that it is desirable and beneficial that the Derivative Matters, and all of the Settling Parties’ disputes related thereto, be fully and finally settled in the manner and upon the terms and conditions set forth in this Stipulation. Pursuant to the terms set forth below, this Stipulation (including all of the Exhibits hereto) shall in no event be construed as or deemed to be evidence of an admission or concession by Defendants with respect to any claim of fault, liability, wrongdoing, or damage whatsoever. Each Individual Defendant has further asserted, and continues to assert, that at all material times, the Individual Defendant acted in good faith and in a manner that she or he reasonably believed to be in the best interests of the Company and its stockholders. VI. SETTLEMENT HEARING On January 20, 2026, at 1:30 p.m., at the Robert T. Matsui United States Courthouse, 501 I Street, Sacramento, CA 95814, Courtroom 5, the Honorable William B. Shubb will hold the Settlement Hearing in the Action. At the Settlement Hearing, the Court will consider, pursuant to Federal Rule of Civil Procedure 23.1, whether (i) the terms of the Stipulation should be approved as fair, reasonable, and adequate; (ii) this Notice fully satisfies the requirements of Federal Rule of

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF DERIVATIVE ACTION 10 CASE NO.: 2:25-CV-00777-WBS-JD 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 Civil Procedure 23.1 and due process; (iii) to enter the proposed Order and Final Judgment in its entirety, as set forth in Exhibit D to the Stipulation; (iv) the Fee and Expense Amount for Plaintiff’s Counsel, as well as service awards for Settling Stockholders of up to $2,000, to be paid from the Fee and Expense Amount, should be approved; and (v) to determine such other matters as the Court may deem appropriate. The Court may: (i) approve the Settlement, with such modifications as may be agreed to by counsel for the Settling Parties consistent with such Settlement, without further notice to Current Origin Stockholders; (ii) continue or adjourn the Settlement Hearing from time to time, by oral announcement at the hearing or at any adjournment thereof, without further notice to Current Origin Stockholders; and (iii) conduct the Settlement Hearing remotely without further notice to Current Origin Stockholders. VII. RIGHT TO ATTEND SETTLEMENT HEARING Any Current Origin Stockholder may, but is not required to, appear in person at the Settlement Hearing. If you want to be heard at the Settlement Hearing, then you must first comply with the procedures for objecting, which are set forth below. The Court has the right to change the hearing dates or times without further notice. Thus, if you are planning to attend the Settlement Hearing, you should confirm the date and time before going to the Court. CURRENT ORIGIN STOCKHOLDERS WHO HAVE NO OBJECTION TO THE SETTLEMENT DO NOT NEED TO APPEAR AT THE SETTLEMENT HEARING OR TAKE ANY OTHER ACTION. VIII. RIGHT TO OBJECT TO THE SETTLEMENT AND THE PROCEDURES FOR DOING SO You have the right to object to any aspect of the Settlement. You must object in writing, and you may request to be heard at the Settlement Hearing. If you choose to object, then you must follow these procedures. A. You Must Make Detailed Objections in Writing Any objections must be presented in writing and must contain the following information: 1. Your name, legal address, telephone number, and e-mail address;

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF DERIVATIVE ACTION 11 CASE NO.: 2:25-CV-00777-WBS-JD 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 2. The number of shares of Origin stock you currently hold, together with third- party documentary evidence, such as the most recent account statement, showing such share ownership, and proof of being a Current Origin Stockholder as of October 17, 2025 through the present; 3. If the objection is made by the Current Origin Stockholder’s counsel, the counsel’s name, address, telephone number and e-mail address (if available); 4. A statement of specific objections to the Settlement, the grounds therefore, or the reasons for such person desiring to appear and be heard, as well as all documents or writings such person desires the Court to consider; 5. The identities of any witnesses such Person plans on calling at the Settlement Hearing, along with a summary description of their likely testimony; and 6. A list – including dates, courts, case names and numbers, and disposition – of any other Settlements to which the individual or entity has been a party to or objected during the previous three (3) years. B. You Must Timely File Written Objections with the Court and Deliver to Counsel for Plaintiff and Defendants ANY WRITTEN OBJECTIONS MUST BE ON FILE WITH THE CLERK OF THE COURT NO LATER THAN December 30, 2025. The Court Clerk’s address is: Office of the Clerk United States District Court Eastern District of California 501 I Street, Room 4-200 Sacramento, CA 95814 YOU ALSO MUST DELIVER COPIES OF THE MATERIALS TO COUNSEL FOR PLAINTIFF AND COUNSEL FOR DEFENDANTS SO THEY ARE RECEIVED NO LATER THAN December 30, 2025. Counsel’s addresses are:

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF DERIVATIVE ACTION 12 CASE NO.: 2:25-CV-00777-WBS-JD 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 for Settling Stockholders: RIGRODSKY LAW, P.A. Timothy J. MacFall 825 East Gate Boulevard, Suite 300 Garden City, NY 11530 Tel: (516) 683-3516 tjm@rl-legal.com KUEHN LAW, PLLC Justin A. Kuehn Molly Brown 53 Hill Street, Suite 605 Southampton, NY 11968 Tel: (833) 672-0814 justin@kuehn.law GAINEY McKENNA & EGLESTON Thomas J. McKenna Gregory M. Egleston 260 Madison Avenue, 22nd Floor New York, NY 10016 (212) 983-1300 tjmckenna@gme-law.com gegleston@gme-law.com Counsel for Defendants: FRESHFIELDS US LLP Boris Feldman Doru Gavril Carl Hudson Rebecca Lockert 855 Main Street Redwood City, CA 94063 Tel: (650) 618-9250 boris.feldman@freshfields.com doru.gavril@freshfields.com carl.hudson@freshfields.com rebecca.lockert@freshfields.com Unless the Court orders otherwise, your objection will not be considered unless it is timely filed with the Court and delivered to the above-referenced counsel for the Settling Parties.

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF DERIVATIVE ACTION 13 CASE NO.: 2:25-CV-00777-WBS-JD 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 Any attorney retained by a person intending to appear, and requesting to be heard, at the Settlement Hearing must, in addition to the requirements set forth above, file with the Clerk of the Court and deliver to counsel listed above for the Settling Parties a notice of appearance, which must be received by no later than December 30, 2025. Any person or entity who fails to object or otherwise request to be heard in the manner prescribed above will be deemed to have waived the right to object to any aspect of the Settlement or otherwise request to be heard (including the right to appeal) and will be forever barred from raising such objection or request to be heard in this or any other action or proceeding. IX. HOW TO OBTAIN ADDITIONAL INFORMATION This Notice summarizes the Stipulation. It is not a complete statement of the events of the Derivative Matters or the Stipulation. For additional information about the claims asserted in the Derivative Matters and the terms of the proposed Settlement, please refer to the documents filed with the Court in the Derivative Matters, the Stipulation and its exhibits (they are available on the “Investor Relations” section of Origin’s webiste, available at https://investors.originmaterials.com), and this Notice of Pendency and Proposed Settlement of Derivative Action. You may obtain further information by contacting any of Plaintiff’s counsel at the above contact information. PLEASE DO NOT CALL, WRITE, OR OTHERWISE DIRECT QUESTIONS TO EITHER THE COURT, THE CLERK’S OFFICE, DEFENDANTS OR DEFENDANTS’ COUNSEL. DATED: ________________ HONORABLE WILLIAM B. SHUBB UNITED STATES DISTRICT COURT JUDGE

EXHIBIT D

[PROPOSED] ORDER AND FINAL JUDGMENT SWDocID 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 BETSY C. MANIFOLD (182450) RACHELE R. BYRD (190634) ALEX J. TRAMONTANO (276666) WOLF HALDENSTEIN ADLER FREEMAN & HERZ LLP 750 B Street, Suite 1820 San Diego, CA 92101 Telephone: (619) 239-4599 Facsimile: (619) 234-4599 manifold@whafh.com byrd@whafh.com tramontano@whafh.com Attorneys for Plaintiffs [Additional Counsel on Signature Page] UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF CALIFORNIA In re ORIGIN MATERIALS, INC. STOCKHOLDER DERIVATIVE LITIGATION Case No.: 2:25-CV-00777-WBS-JD [PROPOSED] ORDER AND FINAL JUDGMENT

2 [PROPOSED] FINAL ORDER AND JUDGMENT 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 This matter came before the Court for hearing pursuant to the Preliminary Approval Order of this Court, dated ____________, 2025, on the motion of the parties for approval of the proposed settlement (“Settlement”) set forth in the Stipulation and Agreement of Settlement dated October 17, 2025 (“Stipulation”). The Court has reviewed and considered all documents, evidence, objections (if any), and arguments presented in support of or against the Settlement. Being fully advised of the premises and finding that good cause exists, the Court enters this Order and Final Judgment. IT IS HEREBY ORDERED, ADJUDGED, AND DECREED that: 1. This Order and Final Judgment incorporates by reference the definitions in the Stipulation, and all terms used herein shall have the same meanings as set forth in the Stipulation, unless otherwise set forth herein. 2. This Court has jurisdiction over the subject matter of this case, including all matters necessary to effectuate the Settlement, and over all the Settling Parties. 3. Based on evidence submitted, the Court finds that notice of the Settlement was published and disseminated in accordance with this Court’s Preliminary Approval Order. This Court further finds that the forms and contents of the Notice, as previously preliminarily approved by the Court, complied with the requirements of Federal Rule of Civil Procedure 23.1, satisfied the requirements of due process of the U.S. Constitution, and constituted due and sufficient notice of the matters set forth therein. 4. The Court finds that the terms of the Stipulation and Settlement are fair, reasonable, and adequate as to each of the Parties, and hereby finally approves the Stipulation and Settlement in all respects and orders the Parties to perform its terms to the extent the Parties have not already done so. 5. Pursuant to entry of this Order and Final Judgment, the Action and all claims contained therein against Defendants, as well as all of Defendants’ Released Claims against each of the Released Defendant Parties, are hereby dismissed with prejudice. As among the Settling

3 [PROPOSED] FINAL ORDER AND JUDGMENT 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 Stockholders and Defendants, the parties are to bear their own costs, except as otherwise provided in the Stipulation. 6. Upon Effective Date, the Settling Stockholders (acting on their own behalf and derivatively on behalf of Origin), Origin, and any Person acting derivatively on behalf of Origin shall be deemed to have, and by operation of the Order and Final Judgment to be rendered by the Court shall have, fully, finally, and forever released, relinquished, discharged and dismissed with prejudice the Released Stockholder Claims (including Unknown Claims) against Defendants, regardless of the jurisdiction in which such claims were or could have been alleged or where the claims had impact. 7. Upon the Effective Date, the Settling Stockholders (acting on their own behalf and, in some cases, derivatively on behalf of Origin), Origin, and any Person acting derivatively on behalf of Origin, shall be forever barred and enjoined from asserting, commencing, instituting, or prosecuting any of the Released Stockholder Claims against any Defendants, regardless of the jurisdiction in which such claims were or could have been alleged or where the claims had impact. 8. Upon the Effective Date, each of the Individual Defendants and Origin shall be deemed to have, and by operation of the Order and Final Judgment shall have, fully, finally, and forever released, relinquished, and discharged the Released Defendant Claims (including Unknown Claims) against the Settling Stockholders, and shall be forever barred and enjoined from asserting any Released Defendant Claims against any Settling Stockholders. 9. During the course of the Derivative Matters, all Settling Parties and their respective counsel at all times complied with the requirements of Federal Rule of Civil Procedure 11, and all other similar rules, laws, or statutes. 10. The Court hereby approves the Fee and Expense Amount and Service Awards and finds that such awards are fair and reasonable. 11. Neither the Stipulation (including any Exhibits attached thereto) nor the Settlement, nor any act or omission taken in connection with this Stipulation or the Settlement, is intended or shall be deemed to be a presumption, concession or admission by: (a) any of Defendants as to the

4 [PROPOSED] FINAL ORDER AND JUDGMENT 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 validity of any claims, causes of action or other issues that were or could have been raised in the Derivative Matters or in any other litigation, or to be evidence of or constitute an admission of wrongdoing or liability by any of them, and each of them expressly denies any such wrongdoing or liability; or (b) Settling Stockholders as to the lack of merit of any claim or the validity of any defense. 12. Without affecting the finality of this Order and Final Judgment in any way, this Court hereby retains continuing jurisdiction with respect to implementation and enforcement of the terms of the Stipulation and Settlement, except as otherwise provided in the Stipulation. 13. This Order and Final Judgment is a final, appealable judgment and should be entered forthwith by the Clerk in accordance with Federal Rule of Civil Procedure 58 and all other similar laws. IT IS SO ORDERED. DATED: _______________ HONORABLE WILLIAM B. SHUBB UNITED STATES DISTRICT COURT JUDGE